Exhibit 10.13

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

COLLABORATION AND LICENSE AGREEMENT

BETWEEN

LINEAGE CELL THERAPEUTICS, INC. AND CELL CURE NEUROSCIENCES LTD.

AND

GENENTECH, INC. AND F. HOFFMANN-LA ROCHE LTD

AS OF DECEMBER 17, 2021

CONFIDENTIAL

EXECUTION VERSION

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CONFIDENTIAL

EXECUTION VERSION

SCHEDULES

SCHEDULE 1.36 – Existing Patents

SCHEDULE 1.39 – Existing Third Party In-License Agreements

SCHEDULE 1.57 – hESC Patents

SCHEDULE 1.98 – OpRegen Trademarks

SCHEDULE 3.2.5 – OpRegen v 1.3

SCHEDULE 11.2.7 – Pending or Threatened Actions, Lawsuits, Claims, or Arbitration Proceedings

SCHEDULE 11.2.10 – [***]

EXHIBITS

EXHIBIT A – Authorized Subcontractors

EXHIBIT B – Lineage Work Plan

EXHIBIT C – Know-How and Materials (Process Manufacture Transfer and Analytical Transfer)

EXHIBIT D – Know-How and Materials (Non-Clinical, Clinical, and Regulatory Immediate Development Transfer)

EXHIBIT E – Know-How and Materials (CMC Immediate Development Transfer)

EXHIBIT F – Press Release Concerning the Execution of this Agreement

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COLLABORATION AND LICENSE AGREEMENT

This Collaboration and License Agreement (this “Agreement”) is made and entered into as of December 17, 2021 (the “Effective Date”), between Cell Cure Neurosciences Ltd., having its principal place of business at Jerusalem Bio-Park Building, Hadassah Ein Kerem Medical Center, POB 12247, Jerusalem 91121 (“Cell Cure”) and Lineage Cell Therapeutics, Inc., having its principal place of business at 2173 Salk Avenue, Suite 200, Carlsbad, CA 92008 (together with Cell Cure, “Lineage”), on the one hand, and Genentech, Inc., a Delaware corporation, having its principal place of business at 1 DNA Way, South San Francisco, California 94080 (“Genentech”) and F. Hoffmann-La Roche Ltd, having its principal place of business at Grenzacherstrasse 124, CH 4070 Basel, Switzerland (together with Genentech, “Roche”), on the other hand. Roche and Lineage are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

Background

WHEREAS, Lineage is a biotechnology company that has expertise in cell therapy replacement technology;

WHEREAS, Roche is a biopharmaceutical company that is engaged in the research, development, manufacture and sale of pharmaceutical products;

WHEREAS, the Parties desire to collaborate in the creation and development of cell therapy replacement products for the treatment or prevention of eye disorders; and

WHEREAS, Roche desires to obtain an exclusive license and other rights from Lineage to develop and commercialize Licensed Products (defined below) and Lineage agrees to grant Roche licenses and other rights in exchange for certain agreed upon upfront and other payments and other consideration, all as set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Roche and Lineage agree as follows:

Article 1

Definitions

Capitalized terms used in this Agreement, whether used in the singular or plural, shall have the meanings set forth below, unless otherwise specifically indicated herein.

1.1	“Accounting Standards” means the maintenance of records and books of accounts in accordance with either IFRS or US GAAP, in each case, as currently used at the applicable time by, and as consistently applied by, the applicable Party or its Affiliate or Sublicensee.

1.2	“Acquirer” is defined in Section 5.7.2(a).

1.3	“Acquisition Affiliate” is defined in Section 5.7.2.

1.4	“Additional Technology Transfer Activities” is defined in Section 4.3.1(f).

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1.5	“Affiliate” means any entity that, directly or indirectly (through one (1) or more intermediaries) controls, is controlled by, or is under common control with a Party, at any point in time and for so long as such control exists. For purposes of the preceding sentence, “controls”, “controlled”, and “control” means (a) the direct or indirect ownership of more than fifty percent (>50%) of the voting stock or other voting interests or interest in the profits of the Party, or (b) the ability to otherwise control or direct the decisions of the board of directors or equivalent governing body thereof. Notwithstanding the foregoing, for purposes of this Agreement, Chugai Pharmaceutical Co., Ltd (for purposes of this definition, “Chugai”) and all business entities controlled by Chugai, shall not be considered an Affiliate of Roche, unless and until Roche elects to include Chugai or such business entities as an Affiliate of Roche, by providing written notice to Lineage of such election.

1.6	“Alliance Manager” is defined in Section 2.4.

1.7	“Annual Net Sales” means, with respect to a Licensed Product, all Net Sales of such Licensed Product during a Calendar Year.

1.8	“Applicable Law” means any applicable federal, state, local, foreign, or multinational law (including, GCP, GLP, GMP, and data protection and privacy laws), statute, standard, ordinance, code, rule, regulation, resolution, or promulgation, or any order, writ, judgment, injunction, decree, stipulation, ruling, determination, or award entered by or with any governmental authority, or any license, franchise, permit, or similar right granted under any of the foregoing, or any similar provision having the force or effect of law. For clarity, any specific references to any Applicable Law or any portion thereof, will be deemed to include all then-current amendments thereto or any replacement or successor law, statute, standard, ordinance, code, rule, regulation, resolution, order, writ, judgment, injunction, decree, stipulation, ruling, or determination thereto.

1.9	“Authorized Subcontractors” means, with respect to any activity (the “Subcontracted Activity”) within the Lineage Activities or Manufacturing activities pursuant to Section 4.2, the Lineage subcontractors (a) set forth on Exhibit A to perform such activity or (b) approved in writing by the JMC, with respect to the Manufacturing activities, and Roche, with respect to all other activities, in each case, prior to initiation of such activity.

1.10	“Board of Directors” is defined in Section 1.14(a).

1.11	“Business Day” means any day, other than a Saturday, Sunday or day on which commercial banks located in San Francisco, California (US) are authorized or required by law to be closed.

1.12	“Calendar Quarter” means each successive period of three (3) calendar months commencing on January 1 (Q1), April 1 (Q2), July 1 (Q3) or October 1 (Q4), except that the first Calendar Quarter of the Term shall commence on the Effective Date and end on the day immediately prior to the first to occur of January 1, April 1, July 1 or October 1 after the Effective Date, and the last Calendar Quarter shall end on the last day of the Term.

1.13	“Calendar Year” means each successive period of twelve (12) calendar months commencing on January 1 and ending on December 31, except that the first Calendar Year of the Term shall commence on the Effective Date and end on December 31 of the year in which the Effective Date occurs and the last Calendar Year of the Term shall commence on January 1 of the year in which the Term ends and end on the last day of the Term.

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1.14	“Change in Control” with respect to Lineage, shall be deemed to have occurred if any of the following occurs after the Effective Date:

(a)	any “person” or “group” (as such terms are defined below) (i) becomes the “beneficial owner” (as defined below), directly or indirectly, of shares of capital stock or other interests (including partnership interests) of Lineage then outstanding and normally entitled (without regard to the occurrence of any contingency) to vote in the election of the directors, managers or similar supervisory positions (“Voting Stock”) of Lineage representing fifty percent (50%) or more of the total voting power of all outstanding classes of Voting Stock of Lineage or (ii) acquires the power, directly or indirectly, to elect a majority of the members of Lineage’s board of directors, or similar governing body (“Board of Directors”); or

(b)	Lineage enters into a merger, consolidation or similar transaction with a Third Party (whether or not such Party is the surviving entity) and as a result of such merger, consolidation or similar transaction (i) the members of the Board of Directors of Lineage immediately prior to such transaction constitute less than a majority of the members of the Board of Directors of Lineage or such surviving entity immediately following such transaction or (ii) the individuals or entities that beneficially owned, directly or indirectly, the shares of Voting Stock of Lineage immediately prior to such transaction cease to beneficially own, directly or indirectly, shares of Voting Stock of Lineage representing at least a majority of the total voting power of all outstanding classes of Voting Stock of the surviving entity in substantially the same proportions as their ownership of Voting Stock of Lineage immediately prior to such transaction; or

(c)	Lineage sells or transfers to any Third Party, in one (1) or more related transactions, properties or assets representing all or substantially all of Lineage’s assets to which this Agreement relates.

For the purpose of this Section 1.14, (x) “person” and “group” have the meanings given such terms under Section 13(d) and 14(d) of the US Securities Exchange Act of 1934 and the term “group” includes any group acting for the purpose of acquiring, holding or disposing of securities within the meaning of Rule 13d-5(b)(1) under the said Act; (y) a “beneficial owner” shall be determined in accordance with Rule 13d-3 under the aforesaid Act; and (z) the terms “beneficially owned” and “beneficially own” shall have meanings correlative to that of “beneficial owner.” Notwithstanding the foregoing, (A) a transaction solely to change the domicile of Lineage; (B) the consummation of an initial public offering of Lineage’s securities; or (C) any merger or consolidation between a Party and one (1) or more Affiliates shall not constitute a Change in Control. For clarity, a Change in Control shall be considered an assignment under this Agreement and subject to Section 15.3.

1.15	“Clinical Supply and Quality Agreement” is defined in Section 4.2.3.

1.16	“CMO” means a Third Party contract manufacturing organization.

1.17	“Combination” is defined in Section 1.96.

1.18	“Commercial Supply and Quality Agreement” is defined in Section 4.2.3.

1.19	“Commercialization” means marketing, promoting, detailing, distributing, importing, exporting, offering for sale or selling a product, including medical affairs activities, regulatory activities directed to obtaining pricing and reimbursement approvals, price calculations and related reporting to governmental authorities, and interacting with Regulatory Authorities with respect to the foregoing. When used as a verb, “Commercialize” means to engage in Commercialization activities.

1.20	“Commercially Reasonable Efforts” means [***].

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1.21	“Competing Product” means, on a country-by-country basis, [***] in such country.

1.22	“Competing Program” is defined in Section 5.7.2.

1.23	“Compulsory Sublicense” means a license or sublicense granted to a Third Party, through the order, decree or grant of a governmental authority having competent jurisdiction, authorizing such Third Party to make, use, sell, offer for sale, import or export a Licensed Product in any country.

1.24	“Compulsory Sublicensee” means a Third Party that was granted a Compulsory Sublicense.

1.25	“Confidential Information” is defined in Section 9.1.

1.26	“Control” or “Controlled by” means the rightful possession by a Party, as of the Effective Date or during the Term, of the ability to grant a license, sublicense or other right to Exploit (other than by operations of the licenses granted herein) any item or right under Patents, Know-How or other Intellectual Property rights, as provided herein, without violating the terms of any agreement with any Third Party or causing such Party to incur any payment obligations by reason of the grant of such license, sublicense or other right, unless the Party receiving such license, sublicense or other right agrees to reimburse the other Party for such payments.

1.27	“Cover” means, with respect to a Valid Claim and in reference to a particular Licensed Product (whether alone or in combination with one (1) or more other ingredients) that the manufacture, use, sale, offer for sale or import of such Licensed Product in a country would, but for ownership thereof or a license granted in this Agreement thereunder, infringe a Valid Claim of such Patent in such country on the date of sale. “Covered” and “Covering” have corresponding meanings.

1.28	“CPA Firm” is defined in Section 7.9.2.

1.29	“Development” means, for a given product, any activity directed to obtaining, maintaining or expanding Regulatory Approval, including all preclinical and clinical drug or biologic product development activities, including: the conduct of clinical trials, cell line development, master cell bank generation, test method development and stability testing, toxicology, formulation and delivery system development, process development, pre-clinical and clinical supply, manufacturing (including Manufacturing) scale-up, development-stage manufacturing, quality assurance/quality control procedure development and performance with respect to clinical materials, statistical analysis, report writing and clinical studies, and regulatory affairs with respect to the foregoing. “Develop,” “Developed” and “Developing” have corresponding meanings.

1.30	“Disclosing Party” is defined in Section 9.1.

1.31	“Disposition Transaction” is defined in Section 6.7.

1.32	“Dispute” is defined in Section 14.1.

1.33	“Divestiture” is defined in Section 5.7.2(b).

1.34	“Dollars” or “$” means US dollars.

1.35	“Effective Date” is defined in the preamble.

1.36	“Existing Patents” means all Lineage Patents existing as of the Effective Date (Schedule 1.36).

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CONFIDENTIAL EXECUTION VERSION

1.37	“Existing Trial” means the ongoing Phase I/IIa clinical trial initiated by Lineage entitled “Phase I/IIa Dose Escalation Safety and Efficacy Study of Human Embryonic Stem Cell-Derived Retinal Pigment Epithelium Cells Transplanted Subretinally in Patients With Advanced Dry-Form Age-Related Macular Degeneration (Geographic Atrophy)” and identified as NCT02286089.

1.38	“Existing Third Party Agreement Payments” means the payments owed under the Existing Third Party In-License Agreements.

1.39	“Existing Third Party In-License Agreements” means the agreements set forth on Schedule 1.39.

1.40	“Exploit” means to make, have made, import, use, sell or offer for sale, including to research, Develop, Commercialize, register, manufacture (including Manufacture, if applicable), have manufactured (or Manufactured, if applicable), hold or keep (whether for disposal or otherwise), have used, export, transport, distribute, promote, market or have sold or otherwise dispose of. “Exploitation” means the act of Exploiting a compound, cell, cellular composition, product or process.

1.41	“FDA” means the US Food and Drug Administration, or any successor entity thereto performing similar functions.

1.42	“Field” means [***].

1.43	“First Commercial Sale” means, with respect to a particular Licensed Product in a given country, the first bona fide commercial sale to a Third Party of such Licensed Product following Marketing Authorization in such country by or under authority of Roche (or its Affiliates or Sublicensee(s) hereunder), which sale is included in the calculation of Net Sales for such Licensed Product. Sales prior to receipt of Marketing Authorization for such Licensed Product in such country, such as so-called “treatment IND sales,” “named patient sales,” and “compassionate use sales,” shall not be construed as a First Commercial Sale.

1.44	“Force Majeure Event” is defined in Section 15.7.

1.45	“FTE” means a full-time equivalent employee (i.e., one (1) fully-committed or multiple partially-committed employees aggregating to one (1) full-time employee) employed by a Party (or any of its Affiliates) and assigned to perform specific work, with such commitment of time and effort to constitute one (1) employee performing such work on a full-time basis, which for purposes hereof will be one thousand eight hundred eighty (1880) hours per year.

1.46	“FTE Costs” means the sum of (a) all costs and expenses for the employee providing the applicable services, including salaries, wages, bonuses, commissions, benefits, FICA costs and other similar costs, travel, meals and entertainment, training, recruiting, relocation, operating supplies, and equipment and other disposable goods to the extent required for the performance of the applicable services, and (b) a pro rata allocation of equipment maintenance costs, utilities, and facilities expenses for such employee, including allocated building operating costs and depreciation and repairs and maintenance, in any case (a) or (b), whether internal costs and expenses or amounts paid to Third Parties.

1.47	“Geographic Atrophy” is defined in Section 1.42.

1.48	“German WHT Requirement” is defined in Section 7.8.1.

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CONFIDENTIAL EXECUTION VERSION

1.49	“Good Clinical Practice” or “GCP” means all applicable Good Clinical Practice standards for the design, conduct, performance, monitoring, auditing, recording, analyses, and reporting of clinical trials, including, as applicable, (a) as set forth in the International Conference on Harmonisation of Technical Requirements for Registration of Pharmaceuticals for Human Use (“ICH”) Harmonised Tripartite Guideline for Good Clinical Practice (CPMP/ICH/135/95), as amended, (b) U.S. Code of Federal Regulations Title 21, Parts 50 (Protection of Human Subjects), 54 (Financial Disclosure by Clinical Investigators), 56 (Institutional Review Boards), and 312 (Investigational New Drug Application) and (c) the equivalent Applicable Law in any relevant country, each as may be amended and applicable from time to time and, in each case of (a) – (c), that provide for, among other things, assurance that the clinical data and reported results are credible and accurate and protect the rights, integrity, and confidentiality of trial subjects.

1.50	“Good Laboratory Practice” or “GLP” means all applicable Good Laboratory Practice standards, including, as applicable, (a) as set forth in the Good Laboratory Practice standards promulgated or endorsed by the FDA as defined in 21 C.F.R. Part 58 for the conduct of nonclinical laboratory studies, and (b) the equivalent Applicable Law in any relevant country, each as may be amended and applicable from time to time.

1.51	“Good Manufacturing Practice” or “GMP” means all applicable current Good Manufacturing Practice including, as applicable, (a) the principles detailed in the U.S. Current Good Manufacturing Practice regulations, 21 C.F.R. Sections 210, 211, 600, and 610, (b) the principles detailed in the ICH Q7 guidelines, and (c) the equivalent Applicable Law in any relevant country, each as may be amended and applicable from time to time.

1.52	“Hadasit” is defined in Section 5.4.2.

1.53	“Hadasit Agreement” is defined in Section 5.4.2.

1.54	“Hadasit Side Letter” is defined in Section 5.4.2.

1.55	“hESC Cells” means [***].

1.56	“hESC Cell Technology” means [***]. For clarity, hESC Cell Technology excludes any Know-How or Patents that are directly and primarily related to any Licensed Product (or the Manufacture of any Licensed Product).

1.57	“hESC Know-How” is defined in Section 8.1.5.

1.58	“hESC Patents” is defined in Section 8.1.5. hESC Patents existing as of the Effective Date are listed on Schedule 1.58.

1.59	“ICH” is defined in Section 1.49.

1.60	“IFRS” means International Financial Reporting Standards.

1.61	“Improvements” means any invention, discovery, development, derivative, or modification, whether or not patented or patentable, with respect to (a) the Lineage RPE Cells, (b) hESC Cell Technology, or (c) a Licensed Product, or relating to the Exploitation thereof, including any enhancement in the efficiency, operation, Manufacture, ingredients, preparation, presentation, formulation, means of delivery (including the development of any delivery system or enhancement thereto) or dosage of such Licensed Product, any discovery or development of any new or expanded Indications for such Licensed Product, or any discovery or development that improves the stability, safety or efficacy of such Licensed Product.

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1.62	“In-License Payments” is defined in Section 6.6.1.

1.63	“IND” means an investigational new drug application filed with the FDA pursuant to 21 C.F.R. §312 before the commencement of clinical trials of a product, or any comparable filing with any relevant regulatory authority in any other jurisdiction.

1.64	“Indemnitee” is defined in Section 12.3.

1.65	“Indemnitor” is defined in Section 12.3.

1.66	“Indication” means a specific disease, disorder or condition that is recognized by the applicable Regulatory Authority in a given country or jurisdiction as a disease, disorder or condition. All variants of a single disease, disorder or condition (whether classified by severity or otherwise), regardless of the patient population, shall be treated as the same Indication. By way of example, (a) the treatment of a disease, disorder or condition in a particular patient population and the treatment of the same disease, disorder or condition in another population (e.g., adult population and pediatric population) shall be treated as the same Indication and (b) label expansions for a given Indication shall be treated as the same Indication.

1.67	“Information Security Incident” means, with respect to Confidential Information, any unauthorized use, unauthorized disclosure, corruption (including ransomware attack) or loss of such Confidential Information.

1.68	“Infringement” is defined in Section 8.7.1.

1.69	“Initiation” or “Initiated” means, with respect to a clinical trial or a portion thereof, the first dosing of a Licensed Product in the first human subject in such clinical trial or portion thereof.

1.70	“Intellectual Property” means all intellectual property and proprietary rights, including (a) all inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto, and all patents, patent applications, and patent and invention disclosures, together with all provisionals, reissuances, continuations, continuations-in-part, divisions, revisions, extensions, and reexaminations thereof, (b) all trademarks, service marks, trade dress, logos, slogans, brand names, trade names, domain names, and business and product names, and all applications and registrations therefor, and all extensions and renewals thereof, and all goodwill of the business connected with the use of and symbolized by the foregoing, (c) all copyrights and copyrightable works, works of authorship (whether or not copyrightable), all mask works, industrial designs, and protectable designs, and all applications and registrations therefor, and all extensions and renewals thereof, (d) all trade secrets and confidential business information (including research and development, know-how, formulae, compositions, processes, techniques, methodologies, technical information, designs, industrial models, manufacturing, engineering and technical drawings, specifications, research records, records of inventions, test information, customer and supplier lists, customer data, pricing and cost information, and business and marketing plans and proposals), and (e) all rights to use all of the foregoing and all other rights in, to, and under the foregoing.

1.71	“Israel CTA” is defined in Section 3.6.2.

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1.72	“JAC” is defined in Section 2.1.1.

1.73	“JAC Co-Chair” is defined in Section 2.1.1.

1.74	“JMC” is defined in Section 2.2.1.

1.75	“JMC Co-Chair” is defined in Section 2.2.1.

1.76	“Joint Know-How” is defined in Section 8.1.3.

1.77	“Joint Patents” is defined in Section 8.1.3.

1.78	“Know-How” means all non-public information, inventions (whether or not patentable), improvements, practices, formula, trade secrets, techniques, methods, manufacturing processes, differentiation protocols, cell expansion and maintenance protocols, procedures, knowledge, results, test data (including pharmacological, toxicological, pharmacokinetic, pre-clinical and clinical information, test data, related reports, structure-activity relationship data, and statistical analysis), analytical and quality control data, protocols, processes, models, designs, and other information regarding discovery, Development, marketing, pricing, distribution, cost, sales and manufacturing. Know-How shall not include any Patents.

1.79	“Launch Quarter” is defined in Section 6.6.2.

1.80	“Licensed Product” means [***].

1.81	“Lineage” is defined in the preamble.

1.82	“Lineage Activities” is defined in Section 3.2.2.

1.83	“Lineage Expenses” means the Out-of-Pocket Costs incurred by Lineage in the performance of Lineage’s obligations as expressly stated under this Agreement. [***].

1.84	“Lineage Know-How” means [***].

1.85	“Lineage Patents” means [***].

1.86	“Lineage RPE Cells” means any RPE Cells owned or Controlled by Lineage or its Affiliates as of the Effective Date or at any time during the Term.

1.87	“Lineage Work Plan” is defined in Section 3.2.2.

1.88	“Loss” or “Losses” is defined in Section 12.1.

1.89	“Major European Country” means France, Germany, Italy, Spain or the United Kingdom.

1.90	“Manufacture” and “Manufacturing” means all activities related to the production, manufacture, processing, filling, finishing, packaging, labeling, shipping, and holding of any Licensed Product, or any intermediate thereof, including the thawing, culturing, expansion and differentiation of hESC Cells to RPE Cells, formulating, freezing, storing, and delivery of the Licensed Product to a patient’s treating physician or treatment center, including process development, process qualification and validation, scale-up, pre-clinical, clinical and commercial manufacture and analytic development, product characterization, stability testing, quality assurance, and quality control.

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1.91	“Manufacturing Costs” means, to the extent specifically identifiable or reasonably allocable to any Licensed Product, the fully burdened manufacturing cost (including as applicable, Manufacturing, indirect labor (including allocations of costs for supervisory services, occupancy and similar functions and activities customarily treated as manufacturing plant overhead in accordance with GAAP), quality testing/review, project management, distribution, logistics, and any customs costs and expenses) without any markup or premium unless otherwise agreed, incurred by Lineage or any of its Affiliates pursuant to Section 4.2.2 as determined in accordance with Accounting Standards.

1.92	“Manufacturing Process” means, with respect to a Licensed Product, the Manufacturing production steps and control system (e.g., analytical methods), including any Improvements or modifications thereto, for Manufacturing such Licensed Product, including the thawing, culturing, expansion and differentiation of hESC Cells to RPE Cells, formulating, freezing, storing, and delivery of the Licensed Product to a patient’s treating physician or treatment center.

1.93	“Marketing Authorization” means with respect to a Licensed Product, final Regulatory Approval (including pricing approval, where required) required to sell such Licensed Product for an Indication in accordance with the Applicable Law of a given country. In the US, its territories and possessions, Marketing Authorization means approval of a New Drug Application, Biologics License Application or an equivalent by the FDA. In Japan, Marketing Authorization means marketing approval (seizo hanbai shonin) by the Ministry of Health, Labour and Welfare. In the European Union, Marketing Authorization means marketing authorization granted by the European Commission pursuant to the centralized approval procedure or by a national competent authority in the European Union pursuant to the mutual recognition or other national approval procedure.

1.94	“Materials” is defined in Section 4.3.1(b).

1.95	“NDA” is defined in Section 9.6.

1.96	“Net Sales” with respect to a Licensed Product means [***]:

(a)	[***];

(b)	[***]; and

(c)	[***].

1.97	“Ongoing Knowledge Transfer” is defined in Section 4.3.2.

1.98	“OpRegen Product” means, individually or collectively, OpRegen v 1.0, OpRegen v 1.1, OpRegen v 1.2 and OpRegen v 1.3, as the case may be.

1.99	“OpRegen Trademarks” means the Trademarks set forth on Schedule 1.98.

1.100	“OpRegen v 1.0” means the Lineage RPE Cells produced from hESC Cells differentiated on feeder cells and formulated with human serum requiring a preparation process prior to clinical use at a dose preparation laboratory, delivered as a cell suspension, and as described in the Existing Trial.

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1.101	“OpRegen v 1.1” means the Lineage RPE Cells produced from hESC Cells differentiated on feeder cells and formulated with thaw and inject cryopreservation, delivered as a cell suspension, and as described in the Existing Trial.

1.102	“OpRegen v 1.2” means [***].

1.103	“OpRegen v 1.3” is defined in Section 3.2.5(c).

1.104	“OpRegen v 1.3 Patents” means [***].

1.105	“Out-of-Pocket Costs” means costs and expenses paid to Third Parties (or payable to Third Parties and accrued in accordance with Accounting Standards) by either Party or its Affiliates or Sublicensees in connection with activities under this Agreement without markup, excluding FTE Costs.

1.106	“Patent(s)” means any and all patents and patent applications and any patents issuing therefrom or claiming priority thereto, worldwide, together with any extensions (including patent term extensions and supplementary protection certificates) and renewals thereof, reissues, re-examinations, substitutions, confirmation patents, registration patents, invention certificates, patents of addition, renewals, divisionals, continuations, and continuations-in-part of any of the foregoing.

1.107	“Permitted Activities” means [***].

1.108	“Pharmacovigilance Agreement” is defined in Section 3.5.

1.109	“Phase I Clinical Trial” means a human clinical trial, the principal purpose of which is preliminary determination of safety and pharmacokinetics of a Licensed Product in healthy individuals or patients as described in 21 C.F.R. §312.21, or similar clinical study in a country other than the US.

1.110	“Phase II Clinical Trial” means a human clinical trial, for which the primary endpoints include a determination of dose ranges and a preliminary determination of efficacy of a Licensed Product in patients being studied as described in 21 C.F.R. §312.21, or similar clinical study in a country other than the US. For the avoidance of doubt, in no event will the Existing Trial be deemed a Phase II Clinical Trial.

1.111	“Phase II Lead-In” means, with respect to OpRegen v 1.2 or OpRegen v 1.3, Initiation of the portion of a Phase II Clinical Trial that is an open-label study to demonstrate safety and proof of activity of the applicable OpRegen Product.

1.112	“Phase II Randomization” means, with respect to OpRegen v 1.2 or OpRegen v 1.3 and following Phase II Lead-In for such OpRegen Product, the Initiation of the portion of a Phase II Clinical Trial designed to enable a Phase III Clinical Trial that is a controlled, randomized study to evaluate the safety and efficacy of the applicable OpRegen Product.

1.113	“Phase III Clinical Trial” means a human clinical trial, the principal purpose of which is to demonstrate clinically and statistically the efficacy and safety of a Licensed Product for one (1) or more Indications in order to obtain Marketing Authorization of such Licensed Product for such Indication(s), as further defined in 21 C.F.R. §312.21 or a similar clinical study in a country other than the US.

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1.114	[***].

1.115	“Primary Patent” means [***].

1.116	“Product Improvement Know-How” is defined in Section 8.1.4.

1.117	“Product Improvement Patents” is defined in Section 8.1.4.

1.118	“Product Infringement” is defined in Section 8.7.2(b).

1.119	“Product Labeling” means, with respect to a Licensed Product in a country, (a) the Regulatory Authority-approved prescribing information for such Licensed Product for such country, including any required patient information, and (b) all labels and other written, printed, or graphic matter upon a container, wrapper, or any package insert utilized with or for such Licensed Product in such country.

1.120	“Product Trademarks” means the Trademarks to be used for the commercialization of Licensed Products in the Territory and any registrations thereof or any pending applications relating thereto in the Territory, including, if applicable, the OpRegen Trademarks (but excluding, in any event, any Trademarks, service marks, names or logos that include any corporate name or logo of the Parties or their Affiliates or Sublicensees).

1.121	“Prosecution and Maintenance” or “Prosecute and Maintain,” with respect to a given Patent, means all activities associated with the preparation, filing, prosecution, and maintenance of such Patent, as well as supplemental examinations, re-examinations, reissues, applications for patent term extensions, calculation and applications for patent term adjustments, supplementary protection certificates, and the like with respect to such Patent. For clarity, Prosecute and Maintain shall not include any such actions with respect to a Patent brought by a Third Party, including any reexaminations, inter partes reviews, and post grant reviews, as well as interferences and derivation proceedings, oppositions and other similar proceedings brought by a Third Party with respect to such Patent.

1.122	“Receiving Party” is defined in Section 9.1.

1.123	“Regulatory Approval” means, with respect to a Licensed Product in a country or jurisdiction, any and all approvals (including INDs and Biologics License Applications and any supplements thereto), licenses, registrations, or authorizations of any Regulatory Authority necessary to Manufacture, use, store, import, transport, commercially distribute, sell, or market such Licensed Product in such country, including, where applicable, (a) pricing or reimbursement approval in such country, (b) post-approval marketing authorizations (including any prerequisite Manufacturing approval or authorization related thereto), and (c) labeling approval.

1.124	“Regulatory Authority” means any federal, national, multinational, state, provincial or local regulatory agency, department, bureau or other governmental entity with authority over the Development, Manufacturing, Commercialization or other use or Exploitation (including the granting of Regulatory Approvals) of the pharmaceutical or biological products in any jurisdiction, including the FDA.

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1.125	“Regulatory Documentation” means all (a) applications (including all INDs and other regulatory filings), registrations, licenses, authorizations, and approvals (including Regulatory Approvals); (b) correspondence and reports submitted to or received from Regulatory Authorities (including minutes and official contact reports relating to any communications with any Regulatory Authority) and all supporting documents with respect thereto, including all regulatory drug lists, advertising and promotion documents, adverse event files, and complaint files; and (c) data, including all information that is made, collected, or otherwise generated pursuant to a clinical trial, contained or relied upon in any of the foregoing (including data related to the Manufacturing Process), in each case of (a), (b), and (c), relating to a Licensed Product.

1.126	“Release” is defined in Section 10.2.

1.127	“Residuals” is defined in Section 9.7.

1.128	“Reversion Product” is defined in Section 13.5.2.

1.129	“Roche” is defined in the preamble.

1.130	“Roche Know-How” means [***].

1.131	“Roche Patents” means [***].

1.132	“Royalty Term” is defined in Section 6.5.1.

1.133	“RPE Cells” means a human stem cell-derived (such as human embryonic stem cell-derived and human induced pluripotent stem cell-derived) retinal pigment epithelial cells, and any precursors or progenitors thereof.

1.134	“Rules” is defined in Section 14.2.1.

1.135	“SAC” is defined in Section 2.4.1.

1.136	“SAC Co-Chair” is defined in Section 2.4.1.

(a)	“Sales” means for a Licensed Product in a particular period, [***].

1.137	“Secondary Patent” means [***].

1.138	“Subcontracted Activity” is defined in Section 1.9.

1.139	“Sublicensee” means any Third Party, other than a Compulsory Sublicensee, to which Roche or any of its Affiliates grants a sublicense under the Lineage Patents and Lineage Know-How to Commercialize a Licensed Product.

1.140	“Technology Transfer” is defined in Section 4.3.1(d).

1.141	“Technology Transfer Plan” is defined in Section 4.3.1(d).

1.142	“Term” is defined in Section 13.1.

1.143	“Territory” means all the countries of the world.

1.144	“Third Party” means any entity other than a Party or any of its Affiliates.

1.145	“Third Party Claims” is defined in Section 12.1.

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1.146	“Third Party Infringement Claim” is defined in Section 8.9.1.

1.147	“Title 11” is defined in Section 13.3.

1.148	“Trademark” means any word, name, symbol, color, designation or device or any combination thereof that functions as a source identifier, including any trademark, trade dress, brand mark, service mark, trade name, brand name, logo or business symbol, whether or not registered.

1.149	“Transition Agreement” is defined in Section 13.5.2.

1.150	“Transition Negotiation Period” is defined in Section 13.5.2.

1.151	“US” means the United States of America and its territories and possessions.

1.152	“US GAAP” means US Generally Accepted Accounting Principles.

1.153	“Valid Claim” means, [***].

1.154	“Voting Stock” is defined in Section 1.14(a).

Article 2

Governance

2.1	Joint Advisory Committee.

2.1.1	Formation and Composition. Within thirty (30) days after the Effective Date, the Parties shall establish a joint advisory committee (the “JAC”) to oversee the Lineage Activities and the Development activities for Licensed Products. The JAC shall be composed of up to three (3) representatives designated by each of Lineage and Roche (though the Parties need not have the same number of representatives on the JAC). Each Party shall designate one (1) of its representatives as its primary contact for JAC matters (such Party’s “JAC Co-Chair”). Representatives must be appropriate for the tasks then being undertaken and the stage of Development, in terms of their seniority, function in their respective organizations, training and experience. Subject to the foregoing sentence, a Party may replace any or all of its JAC representatives (or JAC Co-Chair) at any time by informing the other Party in advance in writing (which may be by email). Once established, the JAC shall meet at least once each Calendar Quarter (unless otherwise agreed by the Parties) until the last patient has completed the dosing regimen for the Existing Trial, and then subsequently at least twice each Calendar Year (unless otherwise agreed by the Parties) and shall meet at such other times as deemed appropriate by the JAC. Either Party may invite a reasonable number of other employees, consultants, clinical contractors, or scientific advisors to attend a JAC meeting with prior written notice to the other Party; provided that such invitees are bound by appropriate confidentiality and invention assignment obligations consistent with the terms of this Agreement. The JAC shall meet and operate until the last patient has completed the dosing regimen for Phase II Randomization for OpRegen v 1.2 or OpRegen v 1.3, as applicable, or such longer period as Roche determines is reasonably necessary or useful. Thereafter, the JAC shall cease operations and perform no further functions under this Agreement.

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2.1.2	Responsibilities of the JAC. The JAC shall be responsible for performing the following functions:

(a)	serving as a forum for discussion and consultation with respect to Development activities under this Agreement; and

(b)	performing such other functions as agreed to by the Parties or as specified in this Agreement.

2.1.3	Decisions. The JAC shall be a consultative body and shall not have any independent decision-making authority.

2.2	Joint Manufacturing Committee.

2.2.1	Formation and Composition. No later than thirty (30) days following the Effective Date, the Parties shall establish a joint manufacturing committee (the “JMC”) to oversee the Technology Transfer, Ongoing Knowledge Transfer, and development, improvement, validation and performance of the Manufacturing Process for each Licensed Product. The JMC shall be composed of up to three (3) representatives designated by each of Lineage and Roche (though the Parties need not have the same number of representatives on the JMC). Each Party shall designate one (1) of its representatives as its primary contact for JMC matters (such Party’s “JMC Co-Chair”). Representatives must be appropriate for the tasks then being undertaken and the stage of Manufacturing Process development, in terms of their seniority, availability, function in their respective organizations, training and experience, provided that at least one (1) representative from each Party shall have relevant decision-making authority within their respective functions. Subject to the foregoing sentence, a Party may replace any or all of its JMC representatives (or JMC Co-Chair) at any time by informing the other Party in advance in writing (which may be by email). Once established, the JMC shall meet at least once each Calendar Quarter (unless otherwise agreed by the Parties) and shall meet at such other times as deemed appropriate by the JMC. Either Party may invite a reasonable number of other employees, consultants, manufacturing contractors, or scientific advisors to attend a JMC meeting in a non-voting capacity with prior written notice to the other Party; provided that such invitees are bound by appropriate confidentiality and invention assignment obligations consistent with the terms of this Agreement. The JMC shall meet and operate during the period commencing upon its formation until the later of (a) the completion of Technology Transfer or (b) the Initiation of the first Phase III Clinical Trial or such longer period as may reasonably be requested by Roche. Thereafter, the JMC shall cease operations and perform no further functions under this Agreement.

2.2.2	Responsibilities of the JMC. The JMC shall be responsible for performing the following functions:

(a)	reviewing and updating the Technology Transfer Plan;

(b)	coordinating the Technology Transfer (and subsequent cooperation set forth in Section 4.3.1(f)), Ongoing Knowledge Transfer set forth in Section 4.3.2, and transfer of Materials set forth in Section 4.3.1(b);

(c)	coordinating and proposing Manufacturing Process Improvements, including as set forth in Section 4.2.5, for each Licensed Product;

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(d)	coordinating the provision of Know-How and Regulatory Documentation set forth in Section 5.6;

(e)	discussing any Improvements as set forth in Section 5.6.3;

(f)	reviewing and updating the Lineage Work Plan and coordinating the conduct of Lineage Activities;

(g)	advising on any manufacturing issues regarding OpRegen v 1.2 or OpRegen v 1.3;

(h)	establishing, dissolving and overseeing other joint committees or teams, as appropriate, to carry out its functions;

(i)	discussing and attempting to resolve any potential or evolving disagreement between the Parties related to the Manufacturing Process development, any Development of OpRegen v 1.3, Technology Transfer, or Ongoing Knowledge Transfer; and

(j)	performing such other functions as advised by the JAC or as reasonably contemplated under this Agreement.

2.2.3	Decisions. [***].

2.3	Committee and Team Meetings; Minutes. Under Section 2.1 or Section 2.2, in order to hold a committee meeting or to make a committee decision, at least one (1) member of such committee from each Party must participate in the meeting or vote; provided that either Party may defer a meeting or a vote if such Party desires to postpone until the applicable committee members are able to attend, so long as such postponement does not cause material or undue delays to any Lineage Activities or Lineage’s obligations under Section 4.3. Committees may meet in person or via teleconference, video conference or the like, provided that at least one (1) meeting per Calendar Year shall be held in person, if reasonably practicable, unless otherwise agreed by the Parties. Each Party shall bear the expense of its respective representatives’ participation in committee meetings. Each committee shall keep minutes of its meetings that record in writing all decisions made, action items assigned or completed and other appropriate matters. The Parties shall alternate the responsibility for keeping such meeting minutes for a particular committee. Meeting minutes shall be sent to both Parties promptly after a meeting for review, comment and approval. A decision that is made at a committee meeting shall be recorded in minutes and decisions that are made by the committee outside of a meeting shall be documented in writing (which may be by email).

2.4	Alliance Managers. Promptly following the Effective Date, each Party shall designate an individual to act as the primary business contact for such Party for matters related to this Agreement (such Party’s “Alliance Manager”), unless another contact is expressly specified in the Agreement or designated by the Parties for a particular purpose. The Alliance Managers shall facilitate communication and collaboration between the Parties and assist in the resolution of potential and pending issues and potential non-technical Disputes in a timely manner to enable the Parties to reach consensus and avert escalation of such issues or potential Disputes. The Alliance Managers may attend all meetings of the committees contemplated herein as non-voting participants and will be responsible for assisting such committees and teams in performing their informational and review responsibilities. Either Party may replace its Alliance Manager at any time by notifying the other Party’s Alliance Manager in writing (which may be by email).

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Article 3

Development; Regulatory Affairs; Commercialization

3.1	Generally. Except with respect to the Lineage Activities, Lineage’s Manufacturing responsibilities set forth in ARTICLE 4, the Permitted Activities and any other activities allocated to Lineage, as between the Parties, Roche shall be responsible for all aspects of Development and Commercialization of Licensed Products in the Field, which it shall conduct in its sole discretion and control, at its sole cost and expense.

3.2	Development.

3.2.1	General. Except for Lineage’s responsibilities with respect to the Lineage Activities, Roche shall (a) have sole responsibility for, and bear all costs for, Developing Licensed Products; and (b) have the sole right and authority to control all decisions related to the Development of any Licensed Products.

3.2.2	Lineage Work Plan. The research, Development, Manufacturing and other activities to be conducted by or on behalf of Lineage or its Affiliates with respect to the OpRegen Product shall be set forth in a written work plan, which may be updated and amended in writing from time to time by the JMC (the “Lineage Work Plan” and the activities set forth therein, the “Lineage Activities”). The initial Lineage Work Plan is attached hereto as Exhibit B. Lineage shall perform all such Lineage Activities at its sole cost and expense [***].

3.2.3	Existing Trial. Lineage shall conduct the Existing Trial at its sole cost and expense and in accordance with all Applicable Law, any applicable protocols, and this Agreement, including, as more specifically set forth in the Lineage Work Plan, managing safety reporting, drafting the final clinical study report(s), preparing and compiling the final tables, listings and figures, drafting such other plans or documents as Roche requires or as requested by a Regulatory Authority, and contracting with any necessary contract research organizations. Lineage shall provide Roche regular updates on the progress of the Existing Trial at the JAC or as otherwise reasonably requested by Roche and shall, at the conclusion of the Existing Trial, provide copies of all reports and data. Neither Party may amend the clinical trial protocol of the Existing Trial without the prior written consent of the other Party, except that if any amendment or additional data is required or requested by a Regulatory Authority, the Parties shall confer in good faith and reasonably cooperate with each other to satisfactorily respond to such requirement or request by such Regulatory Authority.

3.2.4	Additional OpRegen Development Prior to Phase II Lead-In. From time to time prior to commencement by Roche of Phase II Lead-In for the OpRegen Product, if a Regulatory Authority requires Roche to conduct, or if Roche otherwise determines that it is reasonably necessary or desirable to conduct, additional Development activities with respect to the OpRegen Product that are not included in the Lineage Work Plan, then upon Roche’s request, the JMC shall update the Lineage Work Plan to include such additional Development activities. Lineage shall use Commercially Reasonable Efforts to conduct any such additional Development activities in accordance with such updated plan. Each Party shall be responsible for its own FTE Costs and Out-of-Pocket Costs incurred in connection with performing such additional Development activities, [***].

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3.2.5	Assessment and Further Development.

(a)	Assessment. Prior to Initiation of Phase II Randomization for OpRegen v 1.2, Roche, in its sole discretion, shall assess whether to continue further Development of OpRegen v 1.2. Lineage shall provide Roche all Know-How and other information reasonably requested by Roche to make such assessment.

(b)	Modified Plan for OpRegen v 1.2. If Roche determines that OpRegen v 1.2 is not suitable for continued Development, but that additional Development activities may enable continued Development, then at Roche’s request, the JMC shall amend the Lineage Work Plan to describe such additional Development activities. The Parties shall agree, through the JMC, with respect to any such amendment to the Lineage Work Plan taking into account the capabilities of the Parties and a reasonable allocation of responsibilities based thereon, and the Parties shall use Commercially Reasonable Efforts to conduct such additional Development activities at each Party’s sole cost and expense [***].

(c)	Development Activities for OpRegen v 1.3. Whether or not the Parties implement a modified plan according to Section 3.2.5(b), if, in Roche’s sole discretion, a new version of the OpRegen Product, comprised of Lineage RPE Cells differentiated from hESC Cells and delivered as a cell suspension, with defining features specified in Schedule 3.2.5 (“OpRegen v 1.3”) is required or desirable in order to support further Development of the OpRegen Product, then at Roche’s request, the JMC shall amend the Lineage Work Plan to include such Development activities for OpRegen v 1.3. The Parties shall agree, through the JMC, with respect to any such amendment to the Lineage Work Plan taking into account the capabilities of the Parties and a reasonable allocation of responsibilities based thereon, and the Parties shall use Commercially Reasonable Efforts to conduct such additional Development activities at each Party’s sole cost and expense [***]. Prior to Initiation of Phase II Randomization for OpRegen v 1.3, Roche, in its sole discretion, shall assess whether to continue further Development of OpRegen v 1.3. Lineage shall provide Roche all Know-How and other information reasonably requested by Roche to make such assessment.

3.2.6	Conduct of Lineage Activities. Except as otherwise expressly provided in this Agreement [***], Lineage shall be responsible for its own FTE Costs and Out-of-Pocket Costs incurred in connection with performing the Lineage Activities. In its sole discretion, Roche shall have the right to assume and complete some or all of such Lineage Activities by providing written notice to Lineage. If Roche exercises such right, Lineage shall (a) without limitation of Section 5.6, transfer any Know-How or assign any Regulatory Documentation relating to such Lineage Activities and (b) use Commercially Reasonable Efforts to ensure that Roche obtains the benefits of any or all Third Party agreements relating to such Lineage Activities.

3.2.7	Supporting Activities. Without limiting Lineage’s obligations hereunder, including the Lineage Activities and as set forth in ARTICLE 4, Lineage agrees to provide further consultations with Roche as may be reasonably necessary regarding the Development, Manufacture and Commercialization of Licensed Products at Roche’s reasonable request.

3.2.8	Progress Reports; Notices.

(a)	Lineage Work Plan. Lineage will furnish to the JAC, at least [***] prior to each JAC meeting, to the extent applicable, an update on Lineage’s progress under the Lineage Work Plan (including any work with respect to the Existing Trial) during the relevant Calendar Quarter, including a summary of any material results and data generated by Lineage under the Lineage Work Plan.

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(b)	Roche Reports. Within [***] after each Calendar Year of the Term, Roche shall provide to Lineage an annual written report summarizing Roche’s progress in the Development of Licensed Products. Roche’s obligations under this Section 3.2.8(b) shall end upon the first Marketing Authorization of a Licensed Product.

(c)	Permitted Activities; [***]. Lineage will furnish to the JAC, at least [***] prior to each JAC meeting, to the extent applicable, an update on Lineage’s progress under any Permitted Activities during the relevant Calendar Quarter, including detailed material results and data generated for such Permitted Activities (including [***], and any new intellectual property created by Lineage). Additionally, Lineage shall provide to the JAC within [***] of receipt by Lineage of the following items [***].

3.3	Compliance. Each Party shall perform or cause to be performed, any and all of its Development activities in good scientific manner and in compliance with all Applicable Law and Regulatory Authority requirements.

3.4	Records. Each Party shall, and shall ensure that any Third Parties contracted pursuant to Section 3.9, maintain records in sufficient detail and in good scientific manner appropriate for Patent and regulatory purposes, and in compliance with Applicable Law, which shall be complete and accurate and shall properly reflect all work done and results achieved in the performance of its Development activities set forth in Section 3.2, which shall record only such activities and shall not include or be commingled with records of activities other than Development activities for the Licensed Products. All laboratory notebooks shall be maintained for no less than the term of any Patent issuing therefrom. All other records shall be maintained by the applicable Party through the end of the Term and for three (3) years thereafter, or for such longer period as may be required by Applicable Law.

3.5	Pharmacovigilance; Safety Databases. Within sixty (60) days of the Effective Date: (a) the Parties shall enter into a pharmacovigilance agreement with respect to the Existing Trial to enable monitoring of the safety of applicable products and to meet reporting requirements with any applicable Regulatory Authority (“Pharmacovigilance Agreement”), and (b) Lineage shall transfer to Roche all safety databases related to the Existing Trial. The Parties acknowledge that such Pharmacovigilance Agreement and transfer of safety databases are pre-conditions that must be satisfied before transfer of Regulatory Documentation (including any INDs) under Section 3.6.2. Any unreasonable delay by Lineage beyond such sixty (60)-day period shall constitute a material breach under Section 13.2. Until such safety database has been successfully transferred and such Pharmacovigilance Agreement has been successfully executed, Lineage shall notify Roche of any serious adverse event within twenty-four (24) hours of such occurrence and shall otherwise promptly notify Roche of any and all adverse events or other safety observations.

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3.6	Regulatory Affairs.

3.6.1	Regulatory Interactions. As between the Parties, subject to Section 3.6.4 with respect to the Lineage Activities conducted in connection with the Israel CTA, Roche shall have the sole right to prepare, obtain and maintain applications for Regulatory Approval (including the setting of the overall regulatory strategy therefor) and other submissions and to conduct communications with the Regulatory Authorities, for Licensed Products in the Territory (which shall include filings of or with respect to INDs and other filings or communications with the Regulatory Authorities with respect to Development activities). Without limiting Lineage’s obligations under the Lineage Work Plan, Lineage shall support Roche, as may be reasonably necessary, in obtaining Regulatory Approvals for the Licensed Products and in the activities in support thereof, including providing all documents or other materials in the possession or control of Lineage or any of its Affiliates as may be necessary or useful for Roche or any of its Affiliates or its or their Sublicensees to obtain Regulatory Approvals for the Licensed Products. For clarity, if a Regulatory Authority requests or requires the submission of any Lineage Confidential Information (including trade secret information) with respect to cell line development, a master cell bank or a working cell bank, or any other information that Lineage has not already provided to Roche, then Lineage will promptly provide such information either to Roche or directly to such Regulatory Authority, provided, however, that if Lineage opts to provide such information directly to such Regulatory Authority, Lineage shall first confer with Roche and provide a redacted version of the proposed submission for Roche’s approval. If Lineage is required under Applicable Law to engage with any Regulatory Authority with respect to any Licensed Product (e.g., in connection with the Existing Trial), Lineage shall ensure that Roche is promptly notified and include Roche in its interactions, and shall ensure that all responses or interactions are done with Roche’s knowledge and approval.

3.6.2	Regulatory Documentation. Except to the extent prohibited by Applicable Law, all Regulatory Documentation (including all Regulatory Approvals) relating to the OpRegen Product (excluding the clinical trial application for the Existing Trial being conducted in Israel (the “Israel CTA”)) or other Licensed Products, developed or granted after the Effective Date shall be owned by and shall be the sole property and held in the name of, Roche or its designated Affiliate, Sublicensee or designee. Lineage hereby assigns to Roche all of its right, title, and interest in and to all such Regulatory Documentation (including such Regulatory Approvals, but excluding the Israel CTA). Lineage shall transfer to Roche, within [***] of satisfying the pre-conditions set forth in Section 3.5, all such Regulatory Documentation (including, for clarity, transfer of the IND associated with the Existing Trial). Lineage shall perform all acts and assure execution of all documents necessary to confer unto Roche its rights under this Section 3.6.2, including, if applicable, appropriate rights of reference. Lineage shall also perform additional actions as Roche may reasonably request in connection with securing Roche’s rights under this Section 3.6.2.

3.6.3	Regulatory Correspondence Related to Manufacturing. Lineage shall immediately (but in any event within [***]) notify Roche in writing of, and provide Roche with copies of, any correspondence and other documentation received or prepared by Lineage in connection with receipt of a regulatory letter, warning letter, Form 483 (Inspectional Observations) or similar item, from the FDA or any other Regulatory Authority.

3.6.4	Israel CTA Lineage Activities.

(a)	Interactions with Regulatory Authorities. Lineage shall, at its cost and expense, be responsible for liaising and managing interactions with Regulatory Authorities in Israel (including acting as a clinical trial sponsor) with respect to the Israel CTA. Lineage shall provide Roche with prior written notice of any substantive meeting, conference, or discussion (including any advisory committee meeting) with a Regulatory Authority in Israel relating to any Licensed Product, within [***] after Lineage first receives notice of the scheduling of such meeting (or within such shorter period as may be necessary in order to give Roche a reasonable opportunity to have at least two (2) representatives attend such meeting). Roche shall have the right to attend and participate in all such meetings, to the extent permitted by Applicable Law. In addition, Roche shall have the right to participate in any substantive preparatory pre-meetings held prior to such a Regulatory Authority meeting.

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(b)	Regulatory Correspondence. Lineage shall promptly provide to Roche copies of any material documents, information or other correspondence received from a Regulatory Authority pertaining to the Existing Trial, including, but not limited to, the Israel CTA and amendments thereto, Regulatory Authority meeting requests, and Regulatory Authority advice (including scientific advisory packages). Lineage shall provide Roche access to a draft of all materials pertaining to the Existing Trial in Israel to be submitted by Lineage to a Regulatory Authority, sufficiently in advance of the intended submission dates, but in any event no later than [***] prior to the intended submission date, to enable Roche to review and provide comments to Lineage concerning the content thereof. Lineage shall incorporate all reasonable comments of Roche.

(c)	Adverse Event Reports. Lineage shall comply with (or assist Roche with) the collection, review, assessment, tracking and filing of information related to any adverse events in accordance with Applicable Law, and the Pharmacovigilance Agreement. Until such Pharmacovigilance Agreement is successfully executed, Lineage shall notify Roche of any serious adverse event within [***] of occurrence and shall otherwise promptly notify Roche of any and all adverse events or other safety observations.

3.7	Commercialization. Roche, at its own expense, shall have sole responsibility and decision-making authority for the Commercialization of Licensed Products in accordance with Applicable Law.

3.8	Diligence. [***].

3.9	Subcontracting.

3.9.1	Roche. Roche shall have the right to subcontract any of its activities under this Agreement to a Third Party. If practicable, Roche shall notify Lineage of its intent to subcontract any Manufacturing of the Licensed Products to a Third Party to allow Lineage the opportunity to provide feedback regarding the selection of any such Third Party with respect to such subcontractor’s cell therapy manufacturing capabilities.

3.9.2	Lineage. Lineage shall not subcontract any material Lineage Activities or Manufacturing activities to a Third Party, other than to the applicable Authorized Subcontractors solely to perform the relevant Subcontracted Activities. Such activities performed by an Authorized Subcontractor on behalf of Lineage shall be pursuant to a written subcontract specifying the work to be subcontracted, and containing provisions consistent with the terms and conditions of this Agreement, including with respect to confidentiality and Intellectual Property. Lineage shall provide Roche the opportunity to review and approve any such subcontract prior to its execution.

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3.9.3	Performance. Each Party shall be responsible (and liable) to the other Party for the performance of such Party’s activities pursuant to this Agreement by its subcontractors and for any failure by its subcontractors to comply with the restrictions, limitations and obligations set forth in this Agreement as if such performance or failure of such subcontractors were the performance or failure of such Party under this Agreement.

Article 4

Manufacturing; Technology Transfer

4.1	Manufacture by Roche. Subject to Lineage’s obligation to Manufacture and supply described in Section 4.2 and except as otherwise may be agreed by the Parties in writing, following the successful completion of Technology Transfer, Roche shall be solely responsible for clinical and commercial supply and Manufacture of all Licensed Products in the Territory.

4.2	Manufacture by Lineage.

4.2.1	Certain Clinical Trial Material. Until the completion of Phase II Randomization or as otherwise agreed to by the Parties, Lineage shall Manufacture and supply to Roche, at Lineage’s sole cost and expense all RPE Cells and Licensed Products sufficient for all Development activities with respect to Licensed Products, including the Lineage Activities, or as mutually agreed upon by the Parties.

4.2.2	Phase II Clinical Trial Quality Agreement. The Parties shall enter into a quality agreement as it relates to Lineage’s Manufacture and supply for Roche’s Phase II Clinical Trial. Such quality agreement shall be executed within sixty (60) days of the Effective Date, unless Roche in its sole discretion elects to extend such time period.

4.2.3	Phase III Clinical Trial Material and Commercial Supply. Notwithstanding Section 4.2.1, at Roche’s request, the Parties shall discuss and negotiate in good faith whether Lineage shall continue to Manufacture and supply Licensed Product to Roche for Roche’s Phase III Clinical Trials for OpRegen v 1.2 or OpRegen v 1.3, as applicable (a “Clinical Supply and Quality Agreement”), and/or for commercial quantities of Licensed Products under a supply agreement and a quality agreement for Manufacture of Licensed Products by Lineage (“Commercial Supply and Quality Agreement”), in either case, consistent with the terms and conditions of this ARTICLE 4. Lineage shall not be obligated to Manufacture and supply to Roche, and Roche shall not be obligated to purchase or otherwise procure from Lineage, any quantities of Licensed Product following completion of the Phase II Clinical Trial for OpRegen v 1.2 or OpRegen v 1.3, as applicable, unless and until the Parties have entered into a Clinical Supply and Quality Agreement, in the case of any additional clinical supply, or a Commercial Supply and Quality Agreement, in the case of any commercial supply. If Lineage agrees to negotiate a Clinical Supply and Quality Agreement or a Commercial Supply and Quality Agreement (each a “Supply Agreement”), the Parties will use diligent, good faith efforts to execute such Supply Agreement within [***] days.

4.2.4	Supply Agreement. It is the intention of the Parties that any Supply Agreement will (a) be entered into with a lead time that would take into account [***]. Roche shall have the right, at its own cost under the Commercial Supply and Quality Agreement, to conduct audits of any relevant facility and of all suppliers, including any relevant books and records.

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4.2.5	Process Improvements. In the course of conducting Manufacturing pursuant to this Section 4.2, Lineage will, in consultation with the JMC, use Commercially Reasonable Efforts to (a) reduce Manufacturing Costs for the applicable Manufacturing Process, (b) develop methods to facilitate practical use of a more centralized network of Manufacturing facilities and improve turn-around time, and (c) otherwise implement the JMC’s requests with respect to the Manufacturing Process (and modifications thereto). In the event Lineage reasonably believes that it will not be able to implement any of the foregoing, it will promptly notify the JMC.

4.2.6	Compliance. Lineage shall conduct all its respective Manufacturing and supply activities hereunder in compliance with all Applicable Law, rules and regulations, including current Good Manufacturing Practices (with respect to clinical supply). Lineage shall be responsible for establishing and maintaining proper quality assurance and quality control policies and procedures in connection with such Manufacturing activities.

4.2.7	Audit Rights. Roche shall have the right, at its own cost, to conduct (a) one (1) initial audit prior to execution of a Supply Agreement at a reasonable time during normal business hours and upon reasonable prior notice to Lineage and (b) subsequent audits, of any facility at which the Manufacture of Licensed Products under such agreement will be performed and of all suppliers of materials therefor, including any relevant books and records, provided that any such subsequent audits will take place (i) at reasonable times during normal business hours, (ii) upon at least [***] prior written notice to Lineage and (iii) no more than [***] per Calendar Year. For clarity, an audit requested by a Regulatory Authority shall not be subject to the limitations of subsections (a) and (b) of this Section 4.2.7. Lineage shall use Commercially Reasonable Efforts to comply with, or support Roche’s compliance with, any deadlines pursuant to such audit request by a Regulatory Authority.

4.3	Technical and Knowledge Transfer.

4.3.1	Technology Transfer.

(a)	Documents Transfer. Lineage shall, at its sole cost and expense, in accordance with the timeframes set forth on Exhibit D or Exhibit E, as applicable, effect a full transfer to Roche or its designee of (i) the documents set forth in Exhibit D and Exhibit E and (ii) any additional documents that are within the scope of the licenses granted to Roche pursuant to Section 5.1 or reasonably necessary or desirable for Exploiting the OpRegen Product. Such transfer shall include the provision of copies of the clinical data, research data, records, lab reports, technical documentation, materials lists and equipment lists (including the identity of source vendors, suppliers, etc., as applicable), specifications, procedures as well as any documents related to the Manufacture, Manufacturing Process and/or testing of the OpRegen Product.

(b)	Materials Transfer. Lineage shall, at its sole cost and expense, within [***] after Roche’s request, assign and transfer to Roche or its designee and deliver to Roche or its designee, at a location to be specified by Roche, all (as and to the extent requested by Roche) inventory of the Licensed Product or any other materials (including cell banks or intermediate materials) in Lineage’s possession set forth in Table 1 of Exhibit E (collectively, “Materials”). Thereafter, Roche or its CMO shall maintain the master cell bank for each working cell bank delivered to Roche and, if any such working cell bank is contaminated (or becomes contaminated) or is no longer usable to Manufacture the Licensed Products, then, upon Roche’s reasonable request, Lineage shall make a new master cell bank and working cell bank and shall perform the necessary testing and assays required or requested by Roche or the Regulatory Authorities, sufficient to resume Exploitation of the Licensed Products. Further, if Roche for any other reason requests a new master cell bank, Lineage shall use Commercially Reasonable Efforts to make such cell bank and perform the necessary testing and assays requested by Roche, at Roche’s sole expense.

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(c)	Know-How Transfer; Manufacturing. Lineage shall, at its sole cost and expense, at a timeline determined by the JMC, effect a full transfer to Roche or its designee of the Know-How (including Lineage Know-How) that is within the scope of the licenses granted to Roche pursuant to Section 5.1 or reasonably necessary or desirable for Exploiting the OpRegen Product, as set forth in Exhibit C. Such transfer shall include (i) technical training to enable Roche to use the Manufacturing Know-How provided in this Section 4.3.1 to make Licensed Products, including reasonable access to Lineage’s employees and facilities and, if practicable, Third Party service providers with relevant subject matter expertise, to answer questions and assist Roche in understanding and implementing such Manufacturing Know-How and (ii) support for Roche’s qualification and Manufacture of OpRegen v 1.2 or OpRegen v 1.3, as applicable, including performing certain studies and Manufacturing batches of the applicable OpRegen Product required to support Roche’s clinical activities to the extent necessary or desirable for qualification and comparability testing of OpRegen v 1.2 or OpRegen v 1.3, as applicable. Such access and assistance shall occur through the JMC, on-site visits at Lineage’s or Roche’s facilities (or facilities of its Affiliates or designated CMO, as applicable), or telephonic, videoconference or other meetings with personnel of Lineage and Authorized Subcontractors. Lineage shall, and shall cause its Affiliates to, take such steps as are reasonably necessary or useful to assist Roche (or its Affiliate or designated CMO, as applicable) in obtaining any necessary licenses, permits or approvals from Regulatory Authorities with respect to the Manufacture of the OpRegen Product at the applicable facilities.

(d)	Definitions. The Parties shall cooperate to document transfer of the documents, Materials, and Know-How described in subclauses (a), (b), and (c) of this Section 4.3.1 (such transfer obligations, the “Technology Transfer”). The plan that lists documents and materials to be transferred from Lineage to Roche during the Technology Transfer (including the descriptions of the activities to be conducted to effect the Technology Transfer, an estimated timeline and allocation of responsibility with respect to such Technology Transfer, and the success criteria that must be achieved for the Technology Transfer to be deemed complete) that are related to Lineage Know-How, Joint Know-How or Know-How within the Lineage Patents or Joint Patents existing as of the date of Roche’s request pursuant to subclauses (a), (b), and (c) of this Section 4.3.1 is attached hereto as Exhibit C, Exhibit D, and Exhibit E (collectively, the “Technology Transfer Plan”); provided, however, that the Technology Transfer Plan is not intended to limit, and shall not be construed as limiting, Lineage’s obligation to effect the Technology Transfer pursuant to subclauses (a), (b), and (c) of this Section 4.3.1. The Technology Transfer Plan will be reviewed by the JMC at least every Calendar Quarter and may be updated and amended from time to time, as the JMC determines, as may be desirable or required to achieve the Technology Transfer success criteria.

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(e)	Completion of Technology Transfer. The Technology Transfer shall be considered complete only after the success criteria set forth in Exhibit C of the Technology Transfer Plan has been achieved [***].

(f)	Additional Technology Transfer Activities. Following completion of the Technology Transfer, Roche shall have the right, at any time and from time to time through Marketing Authorization of the first Licensed Product, to require Lineage, at its sole expense [***], to provide Roche with reasonable access to its employees and facilities, to answer questions that may arise in maintenance of the Manufacturing Process and Know-How provided as part of the Technology Transfer (“Additional Technology Transfer Activities”). Following Marketing Authorization of the first Licensed Product, Lineage shall reasonably assist Roche in responding to requests from a Regulatory Authority.

4.3.2	Ongoing Transfer of Technical Information. On an ongoing basis throughout the Term, at least once each Calendar Quarter (or such other frequency as mutually agreed by the Parties through the JMC), Lineage shall provide to the JMC, any and all Lineage Know-How that is within the scope of the licenses granted to Roche pursuant to Section 5.1 and Project Know-How (“Ongoing Knowledge Transfer”). Lineage will respond to Roche’s reasonable requests for such Know-How and make appropriate personnel available to Roche at reasonable times and places and upon reasonable prior notice for the purpose of assisting Roche to understand and use such Lineage Know-How and Project Know-How in connection with the research, Manufacturing, Development or Commercialization of Licensed Products.

Article 5

Licenses

5.1	License Grant to Roche. Lineage hereby grants Roche and its Affiliates:

5.1.1	an exclusive (even as to Lineage and its Affiliates), worldwide license, including the right to sublicense through multiple tiers, under the Lineage Patents, the Lineage Know-How, and Lineage’s interest in the Joint Patents and Joint Know-How, to research, Develop, make, have made, Manufacture, use, register, offer for sale, sell, import, modify, Commercialize and otherwise fully Exploit Licensed Products and any Improvement with respect thereto in the Field in the Territory [***]; and

5.1.2	an exclusive (even as to Lineage and its Affiliates), worldwide license, including the right to sublicense through multiple tiers, under the OpRegen Trademarks, to Manufacture, use, register, offer for sale, sell, import, modify, distribute, Commercialize and otherwise fully Exploit Licensed Products and any Improvement with respect thereto in the Territory.

5.2	License Grant to Lineage. Roche hereby grants to Lineage:

5.2.1	a non-exclusive, worldwide, royalty-free, non-transferable, non-sublicensable license and right of reference under the Roche Know-How, the Roche Patents and any relevant Regulatory Documentation solely to perform Lineage’s obligations under this Agreement; and

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5.2.2	a non-exclusive, worldwide, royalty-free, non-transferable, non-sublicensable sublicense under the licenses granted to Roche in Section 5.1.1 and Section 5.1.2, solely to perform Lineage’s obligations under this Agreement.

5.3	Sublicenses. Roche and its Affiliates shall have the right to sublicense the rights granted under Section 5.1.1 and Section 5.1.2 to Third Parties; provided that such sublicense is subject to and consistent with the terms and conditions of this Agreement, and provided, further, that Roche or its Affiliate shall remain responsible for the Sublicensee’s compliance with the applicable provisions of this Agreement in connection with such performance. Roche hereby expressly waives any requirement that Lineage exhaust any right, power, or remedy, or proceed against a Sublicensee, for any obligation or performance hereunder prior to proceeding directly against Roche.

5.4	Existing Third Party In-License Agreements.

5.4.1	[***]. For avoidance of doubt, as between the Parties, Lineage shall have the sole obligation to make all payments owed under written agreements entered into by Lineage with Third Parties as of the Effective Date that relate to any Licensed Product, including the Existing Third Party Agreement Payments.

5.4.2	The Parties acknowledge that, on December 17, 2021, the Parties entered into a side letter agreement to that certain Second Amended and Restated License Agreement by and between Hadasit Medical Research Services and Development Ltd. (“Hadasit”) and Cell Cure, dated as of June 15, 2017, as amended on November 30, 2017, December 1, 2019, and December 17, 2021 (the “Hadasit Agreement”), which side letter agreement modifies certain terms of the Hadasit Agreement (the “Hadasit Side Letter”).

5.5	No Additional Licenses. Except as expressly provided in this Agreement, nothing in this Agreement shall grant either Party any right, title or interest in and to the Know-How, Patents or other Intellectual Property rights of the other Party (either expressly or by implication or estoppel).

5.6	Disclosure of Know-How and Regulatory Documentation; Improvements.

5.6.1	Lineage shall and shall cause its Affiliates to, without additional compensation, disclose and make available to Roche, in whatever form Roche may reasonably request (including by providing copies thereof), Regulatory Documentation, Lineage Know-How, Joint Know-How and any other Know-How claimed or Covered by any Lineage Patent or otherwise relating, directly or indirectly, to any Licensed Product or the Exploitation thereof, (a) that is in existence as of the Effective Date, promptly after the Effective Date and (b) that comes into existence after the Effective Date, promptly after the earlier of the development, making, conception or reduction to practice of such Regulatory Documentation, Lineage Know-How, Joint Know-How or other Know-How. Without limiting the foregoing, Lineage shall, within [***] of the Effective Date, transfer to Roche, in such form and format (including translated into English, as appropriate) as Roche may reasonably request, (i) the IND(s) of all OpRegen Products, (ii) all clinical and non-clinical data, research, analyses and other Know-How relating to the Licensed Products, (iii) copies of all correspondence, as of the Effective Date, to and from any Regulatory Authority that relates to the Licensed Products, and (iv) copies of all relevant Regulatory Documentation.

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5.6.2	Lineage, at its sole cost and expense, shall provide Roche with all reasonable assistance required in order to transfer to Roche the Regulatory Documentation, Lineage Know-How, Joint Know-How and any other Know-How required to be produced pursuant to Section 5.6.1, in each case, in a timely manner, and shall assist Roche with respect to the exploitation of the Licensed Products. Without limiting the foregoing, Lineage shall make available to Roche, including at Roche’s facilities (or at facilities of its Affiliates or its designated CMO), those of Lineage’s representatives as Roche may reasonably request for purposes of transferring the Regulatory Documentation, Lineage Know-How, Joint Know-How or other Know-How to Roche or for purposes of Roche acquiring expertise on the practical application of such Know-How or assisting on issues arising during such Exploitation.

5.6.3	Without limiting the foregoing, Lineage shall without delay disclose to Roche any Improvements made or otherwise Controlled by Lineage or its Affiliates during the Term and provide Roche with all relevant Know-How and materials with respect to such Improvements. [***].

5.7	Exclusivity; Change in Control.

5.7.1	Exclusivity. Lineage shall not, and shall cause its Affiliates not to, directly or indirectly (except with respect to the Permitted Activities, Lineage Activities and as agreed with respect to Manufacturing and Technology Transfer), research, Develop, use, manufacture, modify, Commercialize or otherwise Exploit, or license, authorize, appoint, or otherwise assist or enable any Third Party to directly or indirectly do any of the foregoing, in each case, anywhere in the Territory during the period [***].

5.7.2	Exceptions. Subject to Section 15.3, if a Third Party becomes an Affiliate of Lineage or its Affiliate after the Effective Date through a Change in Control (each, an “Acquisition Affiliate”), and as of the closing date of such transaction, such Third Party is engaged in activities that, if conducted by Lineage, would cause Lineage to be in breach of its exclusivity obligations set forth in this Section 5.7 (such Third Party program, a “Competing Program”), then:

(a)	if Lineage or its Affiliate is acquired, then such new Acquisition Affiliate (the “Acquirer”) may continue such Competing Program after such Change in Control and such continuation shall not constitute a breach of Lineage’s exclusivity obligations set forth in this Section 5.7; provided that the Acquirer conducts such Competing Program independently of the activities of this Agreement (including ensuring that (i) no personnel involved in the Competing Program have access to non-public plans or information relating to the Development or Commercialization of Licensed Products or Confidential Information of Roche, (ii) and segregating all personnel conducting activities related to the Licensed Product from all personnel conducting the Competing Program) and does not incorporate or reference the Lineage Patents or Joint Patents (or any Confidential Information or inventions disclosed in the foregoing) or the Lineage Know-How or Joint Know-How, or other Confidential Information of Roche in the conduct of such Competing Program; and

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(b)	if Lineage or its Affiliate acquires a Third Party, then Lineage or its Affiliate and its new Acquisition Affiliate will have [***] from the closing date of such transaction to wind down or complete the Divestiture of such Competing Program and shall cease all activities with respect to such Competing Program if it has not completed such Divestiture within such period (it being understood that Lineage or its Affiliate and its new Acquisition Affiliate may thereafter continue its efforts to complete Divestiture), and its new Acquisition Affiliate’s conduct of such Competing Program during such [***] period shall not be deemed a breach of the exclusivity obligations set forth in this Section 5.7; provided that such new Acquisition Affiliate conducts such Competing Program during such [***] period independently of the activities of this Agreement (including ensuring that (i) no personnel involved in the Competing Program have access to non-public plans or information relating to the Development or Commercialization of Licensed Products or Confidential Information of Roche, and (ii) segregating all personnel conducting activities related to the Licensed Product from all personnel conducting the Competing Program) and does not incorporate or reference the Lineage Patents or Joint Patents (or any Confidential Information or inventions disclosed in the foregoing) or the Lineage Know-How or Joint Know-How or other Confidential Information of Roche in the conduct of such Competing Program. “Divestiture”, as used in this Section 5.7.2(b), means the sale or transfer (including via exclusive license) of all rights to the Competing Program, as applicable, to a Third Party.

5.8	Product Trademarks.

5.8.1	Roche shall have the sole right to determine the Product Trademarks to be used with respect to the Exploitation of the Licensed Products on a worldwide basis, including whether to use any OpRegen Trademark. Lineage shall not, and shall not permit its Affiliates to, (a) use in their respective businesses, any Trademark that is confusingly similar to, misleading or deceptive with respect to or that dilutes any (or any part) of the Product Trademarks, or (b) do any act which endangers, destroys, or similarly affects, in any material respect, the value of the goodwill pertaining to the Product Trademarks. Lineage shall not, and shall not permit its Affiliates to, attack, dispute, or contest the validity of or ownership of such Product Trademark anywhere in the Territory or any registrations issued or issuing with respect thereto.

5.8.2	Roche acknowledges the standards and reputation for quality symbolized by the OpRegen Trademarks as of the Effective Date, and Roche shall use the OpRegen Trademarks in a manner consistent with such quality standards and reputation. Lineage shall have the right to request representative samples of any product bearing the OpRegen Trademarks solely for purposes of exercising quality control over Roche’s use of the OpRegen Trademarks on or in connection with the Licensed Products to the extent reasonably necessary under Applicable Law to maintain the validity of the OpRegen Trademarks and protect the goodwill associated therewith.

Article 6
Financial Terms

6.1	Upfront Payment. In consideration for the rights and licenses set forth herein, no later than thirty (30) days after the Effective Date and Roche’s receipt of an invoice therefor, Roche shall pay Lineage a one-time upfront payment in the amount of fifty million Dollars ($50,000,000).

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6.2	Development Milestones. Subject to Section 6.6, Roche shall pay Lineage each milestone payment set forth in the following table only once, in accordance with Section 7.1, following the first achievement of the corresponding milestone event:

	Milestone Event	Milestone Payment
		[***]	[***]	[***]
1.	[***]	[***]	[***]	[***]
2.	[***]	[***]	[***]	[***]
3.	[***]	[***]	[***]	[***]
4.	[***]	[***]	[***]	[***]
5.	[***]	[***]	[***]	[***]
6.	[***]	[***]	[***]	[***]
7.	[***]	[***]	[***]	[***]

* For clarity, Lineage shall only be entitled to receive Milestone 3 once, for either (a) or (b).

** For clarity, Lineage shall only be entitled to receive Milestone 4 once, for either (a) or (b).

Each milestone payment specified in this Section 6.2 is payable one-time only. For the avoidance of doubt, Roche’s cumulative obligation under this Section 6.2 shall in no event exceed [***].

6.3	Annual Net Sales Milestones. Subject to Section 6.6, Roche shall pay Lineage each milestone payment set forth in the following table, in accordance with ARTICLE 7, following the first achievement of the corresponding milestone event by the first Licensed Product [***]:

	Milestone Event	Milestone Payment
1.	[***]	[***]
2.	[***]	[***]
3.	[***]	[***]
4.	[***]	[***]

Each milestone payment specified in this Section 6.3 is payable one-time only. For the avoidance of doubt, Roche’s cumulative obligation under this Section 6.3 shall in no event exceed [***].

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6.4	Royalties. During the applicable Royalty Term, Roche shall pay Lineage, on a Licensed Product-by-Licensed Product and country-by-country basis, and subject to Section 6.5 and Section 6.6, a royalty on worldwide Annual Net Sales of such Licensed Product in accordance with ARTICLE 7, as follows:

6.4.1	[***]:

Worldwide Annual Net Sales	Royalty Rate
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

6.4.2	[***]:

Worldwide Annual Net Sales	Royalty Rate
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

6.4.3	[***]:

Worldwide Annual Net Sales	Royalty Rate
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

6.4.4	[***]:

Worldwide Annual Net Sales	Royalty Rate
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***].

[***].

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6.5	Royalty Payments.

6.5.1	Royalty Term. [***].

6.5.2	Rights Following Expiration of Royalty Term. Upon expiration of the Royalty Term with respect to a Licensed Product in a country, the licenses granted to Roche under Section 5.1 shall be fully paid-up, perpetual, and irrevocable in respect of that Licensed Product in that country.

6.5.3	Single Royalty. No more than one (1) stream of royalty payments shall be due under this ARTICLE 6 with respect to sales of any one (1) particular Licensed Product. For the avoidance of doubt, multiple royalties shall not be payable because the sale of a particular Licensed Product is Covered by more than one (1) Valid Claim of a Primary Patent or a Secondary Patent in the country in which such Licensed Product is sold.

6.6	Payment Offsets and Reductions.

6.6.1	[***].

(a)	[***].

(b)	[***].

(c)	[***].

6.6.2	[***]:

(a)	[***];

(b)	[***].

6.6.3	[***].

6.6.4	[***].

6.7	Royalty Disposition Transaction. If Lineage wishes to enter into any transaction with a Third Party for the sale, assignment, transfer or other disposition (other than a security interest granted in the course of a financing) by Lineage of any rights to the payments due or payable by Roche to Lineage pursuant to this Agreement (a “Disposition Transaction”), Lineage shall notify Roche in writing and Roche will have the opportunity to negotiate in good faith with Lineage with respect to any such Disposition Transaction. For the avoidance of doubt, Lineage shall be free to negotiate and enter into the Disposition Transaction with either Roche or any Third Party at Lineage’s sole discretion.

6.8	[***].

6.8.1	[***].

6.8.2	[***].

6.8.3	[***].

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6.8.4	[***].

Article 7

Payment Terms; Reports; Audits

7.1	Notice of Milestone Achievement; Timing of Payment. With respect to each of the milestone events set forth in Section 6.2, Roche shall inform Lineage within [***] following the achievement of such event. With respect to each of the milestone events set forth in Section 6.3, Roche shall inform Lineage within [***] following the end of the Calendar Quarter for which such achievement of such event occurred. Roche shall pay Lineage the respective payable milestone payment within [***] of receipt of an invoice from Lineage with respect thereto.

7.2	Timing of Royalty Payment. All royalty payments shall be made within [***] of the end of each Calendar Quarter in which the sale was made.

7.3	Royalty Report. [***]:

(a)	[***]; and

(b)	[***]; and

(c)	[***].

If Roche is reporting Net Sales for more than one (1) Licensed Product, the foregoing information shall be reported on a Licensed Product-by-Licensed Product basis.

7.4	Invoicing. Lineage shall send invoices under this Agreement to Roche via email to the Alliance Manager (to be provided by the Alliance Manager) and as follows:

Alliance Manager, Pharma Partnering

Genentech, Inc.

One DNA Way, Mail Stop 53

South San Francisco, CA 94080

Or to such other address as Roche may designate from time to time. Roche shall send invoices under this Agreement to Lineage at its address set forth in Section 15.2, or to such other address as Lineage may designate from time to time.

7.5	Mode of Payment. All payments hereunder shall (unless otherwise specifically designated) be non-creditable and non-refundable; and all payments to Lineage hereunder shall be made in immediately available funds to the account listed below (or such other account as Lineage shall designate before such payment is due):

Bank: Wells Fargo Bank, NA

Bank Address: 420 Montgomery Street, San Francisco, CA 94104

Account #: [***]

ABA Routing Number: [***]

SWIFT Code: [***]

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7.6	Currency of Payments. All amounts set forth herein (including all payments) are in Dollars, unless otherwise expressly provided in this Agreement. Net Sales outside of the US shall be first determined in the currency in which they are earned and shall then be converted into an amount in Dollars as follows: (a) with respect to Sales by or on behalf of Roche or an Affiliate, using Roche’s or such Affiliate’s customary and usual conversion procedures (e.g., using, as of the Effective Date, year-to-date average rates, as reported by Reuters), consistently applied and (b) with respect to Sales by or on behalf of a given Sublicensee, using the conversion procedures applicable to payments by such Sublicensee to Roche for such sales.

7.7	Blocked Currency. If, at any time, legal restrictions prevent Roche (or an Affiliate or Sublicensee) from remitting part or all of payments when due with respect to any country in the Territory where Licensed Products are sold, Roche shall continue to provide the reports set forth in Section 7.3 for such payments, and such payments shall continue to accrue in such country, but Roche shall not be obligated to make such payments, and, for clarity, Section 7.9.5 shall not apply to such payments, until such time as payment may be made through reasonable, lawful means or methods that may be available, as Roche shall determine.

7.8	Taxes. Each Party shall pay all sales, turnover, income, revenue, value added, and other taxes levied on account of any payments accruing or made under this Agreement. Lineage shall pay all sales, turnover, income, revenue, value added, and other taxes levied on account of any payments accruing or made to Lineage under this Agreement. Roche shall be entitled to deduct from payments made to Lineage under this Agreement, or be promptly reimbursed by Lineage if no further payments are due to Lineage, the amount of any withholding taxes required to be withheld, including under Section 7.8.1 (German Withholding Tax Requirement), to the extent paid to the appropriate governmental authority on behalf of Lineage (and not refunded or reimbursed). Roche shall deliver to Lineage, upon request and when available, proof of payment of all such withholding taxes. Each Party agrees to reasonably assist the other Party in claiming exemption from such deductions or withholdings under double taxation or similar agreement or treaty from time to time in force and in minimizing the amount required to be so withheld or deducted.

7.8.1	German Withholding Tax. The Parties acknowledge that payments to Lineage with respect to the rights in Germany granted to Roche under this Agreement are subject to (i) German income tax pursuant to sec. 49 para. 1 German Income Tax Act and (ii) withholding tax pursuant to sec. 50a para. 1 German Income Tax Act (the “German WHT Requirement”). Without limiting anything in this ARTICLE 7, the following shall apply:

(a)	Lineage shall provide Roche with all information relevant to assess the applicability of and the tax assessment basis for the German WHT Requirement;

(b)	Reasonably taking into account any comments and information received from Lineage, Roche shall use reasonable best efforts to determine (i) whether the German WHT Requirement is applicable on the licenses granted to Roche under this Agreement and (ii) the amount to be withheld and remitted to the competent German tax authority (including the allocation to and calculation of the assessment basis for the withholding);

(c)	Based on the determination made pursuant to Section 7.8.1(b), Roche shall remit the withheld amount to the competent German tax authority in due course. With regards to Roche’s payment obligations under this Agreement, any amount paid to the German tax authority pursuant to the preceding sentence shall be deemed as payment to Lineage;

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(d)	As soon as Roche has received a valid exemption certificate (Freistellungsbescheinigung) issued by a competent German tax authority (upon the application of Lineage) confirming that Lineage is not required to make a withholding pursuant to the German WHT Requirement, Roche shall not be allowed to make any deductions from any payments pursuant to this Section 7.8.1 for the time period specified in the exemption certificate; and

(e)	If Roche receives a request by a competent German tax authority to make a payment based on or in connection with the German WHT Requirement, Lineage shall indemnify Roche from such payment obligation without undue delay. Roche shall be allowed to offset its indemnification claim pursuant to the preceding sentence against payments due under this Agreement to Lineage.

7.9	Records; Inspection.

7.9.1	Records. Roche agrees to keep, for [***] from the year of creation, records of all sales of Licensed Products for each reporting period in which royalty payments or Net Profits and Net Losses payments are due, showing sales of Licensed Products for Roche and applicable deductions in sufficient detail to enable the reports provided under Section 7.3 to be verified.

7.9.2	Audits. Either Party may request verification of the relevant financial records of the other Party by an independent, certified and internationally recognized public accounting firm selected by the auditing Party and reasonably acceptable to the audited Party (a “CPA Firm”) according to the procedures below:

(a)	Lineage shall have the right to request that reports provided under Section 7.3 be verified by a CPA Firm. Such right to request a verified report shall (i) be limited to the [***] during which Roche is required to maintain the same, (ii) not be exercised more than [***], and (iii) not more frequently than once with respect to records covering any specific period of time. Subject to Section 7.9.3, Roche shall, upon reasonable advance notice and at a mutually agreeable time during its regular business hours, make its records available for inspection by such CPA Firm at such place or places where such records are customarily kept, solely to verify the accuracy of such applicable reports and related payments due under this Agreement. The CPA Firm shall only state factual findings in the audit reports. The CPA Firm shall share all draft audit reports with Roche before the draft audit report is shared with Lineage and before the final document is issued. The final audit report shall be shared with Roche at the same time that it is shared with Lineage.

(b)	Roche shall have the right to request a report summarizing all Lineage Expenses accrued under Section 6.8, and such report shall be subject to verification by a CPA Firm. Such right to request a verified report shall (i) not be exercised more than [***], and (ii) not more frequently than once with respect to records covering any specific period of time. Subject to Section 7.9.3, Lineage shall, upon reasonable advance notice and at a mutually agreeable time during its regular business hours, make its records available for inspection by such CPA Firm at such place or places where such records are customarily kept, solely to verify the accuracy of such applicable reports and related expenses under this Agreement. The CPA Firm shall only state factual findings in the audit reports. The CPA Firm shall share all draft audit reports with Lineage before the draft audit report is shared with Roche and before the final document is issued. The final audit report shall be shared with Lineage at the same time that it is shared with Roche.

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7.9.3	Confidentiality. Prior to any audit under Section 7.9.2, the CPA Firm shall enter into a written confidentiality agreement with the audited Party that (a) limits the CPA Firm’s use of the audited Party’s records to the verification purpose described in Section 7.9.2; (b) limits the information that the CPA Firm may disclose to the auditing Party to the numerical summary of payments due and paid or the expenses made, as applicable; and (c) prohibits the disclosure of any information contained in such records to any Third Party for any purpose. The Parties agree that all information subject to review under Section 7.9.2 or provided by the CPA Firm to the auditing Party is the audited Party’s Confidential Information, and the auditing Party shall not use any such information for any purpose that is not germane to Section 7.9.2.

7.9.4	Underpayment; Overpayment.

(a)	For an audit pursuant to Section 7.9.2(a), after reviewing the CPA Firm’s audit report, Roche shall promptly pay any uncontested, understated amounts due to Lineage. Any overpayment made by Roche shall, at Roche’s election, be (i) fully credited against amounts accrued and payable in the immediately subsequent payment period or (ii) fully refunded if no amounts are payable in the immediately subsequent payment period. Any audit under Section 7.9.2(a) shall be at Lineage’s expense; provided, however, Roche shall reimburse reasonable audit fees for a given audit if the results of such audit reveal that Roche underpaid Lineage with respect to royalty payments by [***] or more for the audited period.

(b)	For an audit pursuant to Section 7.9.2(b), if the CPA Firm’s audit discovers an error in Lineage’s expense report, such records shall be corrected by Lineage, and Roche shall promptly pay any uncontested, understated amounts due to Lineage. To the extent that any error results in an overpayment made by Roche, such overpayment shall be (i) fully credited against amounts accrued and payable in the immediately subsequent payment period or (ii) fully refunded if no amounts are payable in the immediately subsequent payment period. Any audit under Section 7.9.2(b) shall be at Roche’s expense; provided, however, Lineage shall reimburse reasonable audit fees for a given audit if the results of such audit reveal that Roche overpaid Lineage by [***] or more for any reimbursed Lineage Expenses within the audited period.

7.9.5	Late Payments. If any payment due to either Party under this Agreement is not paid when due, then such paying Party shall pay interest thereon (before and after any judgment) at an annual rate (but with interest accruing on a daily basis) of [***], such interest to run from the date on which payment of such sum became due until payment thereof in full together with such interest.

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Article 8

Intellectual Property

8.1	Ownership.

8.1.1	Background Intellectual Property. Subject to any licenses granted to the other Party under this Agreement, each Party shall retain ownership and control of any Know-How, Patents, and other Intellectual Property (a) Controlled by it or its Affiliates prior to the Effective Date or (b) first conceived, developed, or created by or on behalf of it or its Affiliates after the Effective Date outside of this Agreement without the use of the other Party’s Confidential Information or such other Party’s materials provided to the other Party under this Agreement.

8.1.2	Project Intellectual Property. [***].

8.1.3	Joint Intellectual Property. [***].

8.1.4	Licensed Product Improvements. [***].

8.1.5	hESC Intellectual Property. [***].

8.1.6	US Law. The determination of whether Know-How, Improvements and inventions are conceived, discovered, developed or otherwise made by a Party for the purpose of allocating proprietary rights (including Intellectual Property rights) therein, shall, for purposes of this Agreement, be made in accordance with Applicable Law in the US irrespective of where such conception, discovery, development or making occurs. In the event that US law does not apply to the conception, discovery, development or making of any Know-How, Improvements or other inventions hereunder, each Party shall, and does hereby, assign, and shall cause its Affiliates and its and their employees, licensees, sublicensees, independent contractors and agents to so assign, to the other Party, without additional compensation, such right, title and interest in and to any Know-How, Improvements and other inventions as well as any Intellectual Property rights with respect thereto, as is necessary to fully effect, as applicable, (a) the sole ownership provided for in Section 8.1.2, Section 8.1.4 and Section 8.1.5, and (b) the joint ownership provided for in Section 8.1.3.

8.2	Assignment and Cooperation. The assignments necessary to accomplish the ownership provisions set forth in Section 8.1 are hereby made, and each Party shall execute such further documentation as may be necessary or appropriate, and provide reasonable assistance and cooperation to implement the provisions of Section 8.1. Without limiting the foregoing, each Party agrees to execute such documents, render such assistance, and take such other action as the other Party may reasonably request, to apply for, register, perfect, confirm, and protect the other Party’s rights in such Know-How and Intellectual Property rights (including Patents) therein to effect the intent of Section 8.1. Each Party shall require, to the extent legally possible under relevant national or local laws, all of its employees, Affiliates and Authorized Subcontractors to assign (or otherwise convey rights) to such Party its right, title and interests in any Patents and Know-How discovered, conceived or reduced to practice by such employee, Affiliate or Authorized Subcontractor, and to cooperate with such Party in connection with obtaining Patent protection therefor.

8.3	Prosecution and Maintenance.

8.3.1	Prosecution and Maintenance of hESC Patents. [***].

8.3.2	Prosecution and Maintenance of Other Lineage Patents and Joint Patents. [***].

8.3.3	Prosecution and Maintenance of Roche Patents. [***].

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8.3.4	Cooperation. The non-prosecuting Party shall, and shall cause its Affiliates to, assist and cooperate with the prosecuting Party, as the prosecuting Party may reasonably request from time-to-time, in the Prosecution and Maintenance of the Lineage Patents, Roche Patents and Joint Patents in the Territory under this Agreement, including that the non-prosecuting Party shall, and shall ensure that its Affiliates, provide access to relevant documents, including any data, reports, notebooks and other evidence, and make its relevant representatives, including any scientific personnel, reasonably available at reasonable business hours; provided, further, that the prosecuting Party shall reimburse the non-prosecuting Party for its reasonable and verifiable out-of-pocket costs and expenses incurred in connection therewith.

8.3.5	Further Acts. At the requesting Party’s expense, each Party will reasonably cooperate with and assist each other in the Prosecution and Maintenance of the Lineage Patents, Roche Patents and Joint Patents, including making scientists and scientific records reasonably available and using its reasonable efforts to have documents signed as necessary in connection with such Prosecution and Maintenance.

8.4	CREATE Act. It is the intention of the Parties that this Agreement is a “joint research agreement” as that that term is defined in 35 USC § 100(h), and as it applies to inventions as set forth in 35 USC § 102(c) (AIA) or 35 USC § 103(c) (pre-AIA), and may be used for the purpose of overcoming a rejection of a claimed invention within the Joint Patents pursuant to the provisions of 35 USC § 102(c) or 35 USC § 103(c). In the event that either Party intends to overcome a rejection of any other claimed invention outside the Joint Patents pursuant to the provisions of 35 USC § 102(c) or 35 USC § 103(c), such Party shall first obtain the prior written consent of the other Party.

8.5	Patent Term Extension. [***].

8.6	Patent Listings. [***].

8.7	Enforcement and Defense of IP; Defense of Third Party Infringement Claims.

8.7.1	Notice. With respect to Intellectual Property that is within the scope of the licenses granted under this Agreement, each Party shall promptly notify the other Party upon learning of any (a) actual or suspected infringement or misappropriation by a Third Party of any Lineage Patent, Roche Patent or Joint Patent with respect to a Licensed Product; or (b) claim by a Third Party of invalidity, unpatentability (including any reexaminations, inter partes reviews, and post grant reviews, as well as interferences and derivation proceedings, oppositions and other similar proceedings brought by a Third Party), unenforceability or non-infringement (or non-misappropriation) of a Patent claiming a Licensed Product (or a component thereof) or its use or method of manufacture within the Lineage Patents, Roche Patents or Joint Patent (each, an “Infringement”).

8.7.2	Enforcement of IP.

(a)	[***].

(b)	[***].

(c)	Enforcement of Roche Patents. [***].

(d)	Settlement. [***].

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(e)	Damages. Any recovery realized as a result of any action described in Section 8.7.2 (whether by way of settlement or otherwise) shall be first, allocated to reimburse the Parties for their costs and expenses in making such recovery (which amounts shall be allocated pro rata if insufficient to cover the totality of such expenses). Any remainder after such reimbursement is made shall be allocated (i) with respect to actions under Section 8.7.2(a), [***], and (ii) with respect to actions under Section 8.7.2(b), [***].

8.8	Defense of Patents. Each Party shall promptly notify the other Party in writing of any alleged or threatened assertion of invalidity, unenforceability or non-infringement of any of the Lineage Patents, Roche Patents or Joint Patents by a Third Party of which such Party becomes aware. [***].

8.9	Defense of Third Party Infringement Claims.

8.9.1	Notice. In the event that a Third Party makes any claim, gives notice, or brings any suit against Roche or Lineage (or any of their respective Affiliates, sublicensees or customers) for infringement or misappropriation of any Intellectual Property rights as a result of the research, development, making, using, selling, offering for sale, import or export of any Licensed Product in any country (each, a “Third Party Infringement Claim”), in each case, the Party receiving notice of a Third Party Infringement Claim shall notify the other Party within [***] and provide all evidence in its possession pertaining to the claim or suit that it can disclose without breach of a pre-existing obligation to a Third Party or waiver of a privilege.

8.9.2	Defense. The Parties shall consult, pursuant to a common joint defense agreement, as to potential strategies to defend against any Third Party Infringement Claim, consistent with the overall goals of this Agreement, including by being joined as a party. The Parties shall cooperate with each other in all reasonable respects in the defense of any Third Party Infringement Claim or raising of any counterclaim related thereto. [***].

8.9.3	Settlement. [***].

8.9.4	Costs and Expenses. [***].

8.10	Product Trademarks.

8.10.1	Notice. Each Party shall provide to the other Party prompt written notice of any actual or threatened infringement of the Product Trademarks in the Territory and of any actual or threatened claim that the use of the Product Trademarks in the Territory violates the rights of any Third Party, in each case, of which such Party becomes aware.

8.10.2	Prosecution of Product Trademarks. [***].

8.10.3	Enforcement of Product Trademarks. [***].

8.10.4	Third Party Claims. [***].

8.10.5	Cooperation. [***].

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Article 9

Confidentiality

9.1	Definition. “Confidential Information” of a Party means the confidential or proprietary information (of whatever kind and in whatever form or medium, including copies thereof) disclosed in any form (written, oral, electronic, photographic or otherwise) by or on behalf of such Party (the “Disclosing Party”) to, or otherwise accessed by, the other Party (the “Receiving Party”) in connection with this Agreement, whether prior to or during the Term, including Know-How or other information (whether or not patentable) regarding such Party’s research, development plans, clinical trial designs, preclinical and clinical data, technology, products, business information or objectives, reports and audits under this Agreement and other information of the type that is customarily considered to be confidential or proprietary information by entities engaged in activities that are substantially similar to the activities being engaged in by the Parties pursuant to this Agreement, including all proprietary materials as well as data and information associated therewith. Notwithstanding the foregoing, (a) Joint Know-How and the terms and conditions of this Agreement are the Confidential Information of both Parties; and (b) all other Know-How generated under this Agreement is the Confidential Information of the Party that owns such Know-How pursuant to Section 8.1. Confidential Information may also include any Know-How or information of a Third Party that is disclosed to the Receiving Party by the Disclosing Party or such Third Party at the Disclosing Party’s direction.

9.2	Exclusions Regarding Confidential Information. Notwithstanding anything in this ARTICLE 9 to the contrary, Confidential Information of the Disclosing Party shall not include information that the Receiving Party can demonstrate by competent written evidence:

9.2.1	was already known to the Receiving Party, other than under an obligation of confidentiality, at the time of receipt by the Receiving Party as shown by the Receiving Party’s files and records immediately prior to the time of disclosure; provided that the foregoing exception shall not apply with respect to Confidential Information described in the sentence of Section 9.1;

9.2.2	was generally available to the public or otherwise part of the public domain at the time of its receipt by the Receiving Party;

9.2.3	became generally available to the public or otherwise part of the public domain after its receipt by the Receiving Party other than through any act or omission of the Receiving Party in breach of this Agreement;

9.2.4	was received by the Receiving Party without an obligation of confidentiality and non-use from a Third Party having no obligation of confidentiality and non-use regarding such information;

9.2.5	was independently developed by or for the Receiving Party without use of or reference to the Confidential Information of the Disclosing Party as shown by the Receiving Party’s files and records prior to the time of disclosure; provided that the foregoing exception shall not apply with respect to Confidential Information described in the sentence of Section 9.1; or

9.2.6	was released from the restrictions set forth in this Agreement by express prior written consent of the Disclosing Party.

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9.3	Non-Use and Non-Disclosure of Confidential Information. During the Term, and for a period of [***] thereafter, a Party shall (a) except to the extent expressly permitted by this Agreement or otherwise agreed to in writing, keep confidential and not disclose to any Third Party or use for any purpose any Confidential Information of the other Party; and (b) take reasonable precautions to protect the Confidential Information of the other Party from unauthorized use or disclosure (including all precautions a Party employs with respect to its own confidential information of a similar nature and taking reasonable precautions to assure that no unauthorized use or disclosure is made by others to whom access to the Confidential Information of the Party is granted); provided, that any Confidential Information that constitutes a trade secret shall continue to be subject to the obligations of non-use and non-disclosure until such Confidential Information is no longer a trade secret.

9.4	Authorized Disclosures of Confidential Information. Receiving Party may use and disclose the Confidential Information of the Disclosing Party as follows:

9.4.1	if required by law, rule or governmental regulation, provided that the Receiving Party (a) use all reasonable efforts to inform the Disclosing Party prior to making any such disclosures and cooperate with the Disclosing Party in seeking a protective order or other appropriate remedy (including redaction) and (b) whenever possible, request confidential treatment of such information;

9.4.2	as reasonably necessary to exercise its rights or fulfil its obligations under this Agreement;

9.4.3	to the extent such use and disclosure is reasonably required in the Prosecution and Maintenance of a Patent in accordance with this Agreement;

9.4.4	as reasonably necessary to obtain or maintain any Regulatory Approval, including to conduct preclinical studies and clinical trials and for pricing approvals, for any Licensed Products, provided, that, the Receiving Party shall take all reasonable steps to limit disclosure of the Confidential Information outside such Regulatory Authority and to otherwise maintain the confidentiality of the Confidential Information;

9.4.5	to the extent necessary, to permitted Sublicensees, collaborators, vendors, consultants, agents, contractors and clinicians under written agreements of confidentiality (or in the case of attorneys, pursuant to professional duties of responsibility) at least as restrictive as those set forth in this Agreement, who have a need to know such information in connection with the Receiving Party performing its obligations or exercising its rights under this Agreement. Further, the Receiving Party may disclose Confidential Information to existing or bona fide potential acquirers, merger partners, permitted collaborators, Sublicensees and sources of financing or to professional advisors (e.g., attorneys, accountants and prospective investment bankers) involved in such activities, for the limited purpose of evaluating such transaction, collaboration or sublicense and under appropriate conditions of confidentiality, provided that such disclosures are limited to only such information that is strictly necessary for such purpose and made under a written agreement by those permitted individuals to maintain such Confidential Information in strict confidence. Each Receiving Party shall remain liable for the breach of this Agreement by the permitted recipients in this Section 9.4.5 as if such breach were by the Receiving Party itself.

9.5	Information Security Incident.

9.5.1	Notification. A Party shall provide to the other Party written notice within [***] of such Party’s confirmation of an Information Security Incident with respect to the other Party’s Confidential Information. Such notice shall describe in reasonable detail the Information Security Incident, including the other Party’s Confidential Information impacted, the extent of such impact and any corrective action taken or to be taken by such Party. In addition, if a Party reasonably suspects (even if it has not confirmed) that an actual or attempted Information Security Incident has occurred with respect to the other Party’s Confidential Information, then the Party shall promptly notify the other Party of such suspected actual or suspected Information Security Incident.

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9.5.2	Non-Disclosure. Except to the extent required by Applicable Law, neither Party shall disclose any information related to an actual or suspected Information Security Incident of the other Party’s Confidential Information to any Third Party without the other Party’s prior written consent.

9.6	Termination of Prior Agreements. As of the Effective Date, as between the Parties, this Agreement supersedes the Non-Disclosure Agreement between Lineage and Genentech, dated February 11, 2021 (the “NDA”) and the Parties agree that disclosures made prior to the Effective Date pursuant to such agreement shall be subject to the provisions of this ARTICLE 9.

9.7	Residuals. Notwithstanding anything to the contrary herein, Roche and its Affiliates may use Residuals for any and all purposes and permit others to do so on Roche’s or its Affiliate’s behalf. For the purpose of this Section 9.7, “Residuals” means Know-How or other Confidential Information of Lineage that is retained in the unaided memory of a Party or its Affiliates, employees, consultants, or agents.

9.8	No License. Subject to the last sentence of Section 9.1, as between the Parties, Confidential Information disclosed hereunder shall remain the property of the disclosing Party. Disclosure of Confidential Information to the other Party shall not constitute any grant, option or license to the other Party, beyond those licenses expressly granted under ARTICLE 5 and the rights granted under Section 9.7, under any patent, trade secret or other rights now or hereinafter held by the disclosing Party.

9.9	Attorney-Client Privilege; Common Interest. Neither Party is waiving, nor shall be deemed to have waived or diminished, any of its attorney work product protections, attorney-client privileges or similar protections and privileges or the like as a result of disclosing information pursuant to this Agreement or any of its Confidential Information (including Confidential Information related to pending or threatened litigation) to the Receiving Party, regardless of whether the Disclosing Party has asserted, or is or may be entitled to assert, such privileges and protections. The Parties (a) share a common legal and commercial interest in such disclosure that is subject to such privileges and protections; (b) may become joint defendants in proceedings to which the information covered by such protections and privileges relates; (c) intend that such privileges and protections remain intact should either Party become subject to any actual or threatened proceeding to which the Disclosing Party’s Confidential Information covered by such protections and privileges relates; and (d) intend that after the Effective Date both the Receiving Party and the Disclosing Party shall have the right to assert such protections and privileges.

Article 10
Publicity; Publications; Use of Name

10.1	Publicity. Following the Effective Date, Lineage may issue a press release concerning the execution of this Agreement in the form attached hereto as Exhibit F.

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10.2	Subsequent Releases. Subject to Section 10.4, (a) Lineage may not issue any other press releases or other public statements or announcement concerning this Agreement, the subject matter hereof, or the research, Development or commercial results of products hereunder (a “Release”) without Roche’s prior written consent; and (b) Roche may not issue a Release without Lineage’s prior written consent if it includes reference to Lineage by name, in each case of (a) and (b), such consent to not be unreasonably withheld, conditioned, or delayed. Each Party shall provide such consent (or explain why it is withholding consent) within [***] of receipt of a proposed Release from the other Party. Except as otherwise permitted, a Release shall not include any financial terms of this transaction.

10.3	Approved Releases. If a Release requires consent pursuant to Section 10.2, once consent has been given; or in the event that the applicable information or statement has otherwise been previously disclosed or is in the public domain, either Party may make subsequent public disclosure of such information or statement (or the press release issued pursuant to Section 10.1) without the further approval of the Party whose consent was required; provided that such information remains accurate as of such time and is not presented with any new data or information or conclusions and/or in a form or manner that materially alters the subject matter therein. Notwithstanding the foregoing, any press release by or on behalf of a Party that constitutes a Release shall be subject to the terms of Section 10.2 whether or not such Release includes the content of a previously approved Release.

10.4	Releases Required by Law or Regulation. Each Party may issue any Release it is required to issue by Applicable Law (including rules of any applicable securities exchange); provided that if the issuing Party seeks to disclose any of the other Party’s Confidential Information in such Release it (a) uses all reasonable efforts to inform the other Party prior to making any such Release to permit such other Party the opportunity to seek to obtain a protective order or other confidential treatment preventing or limiting the required disclosure, and (b) discloses only such Confidential Information of the other Party that it is advised by counsel is legally required to be disclosed in such Release. To the extent such other Party seeks to obtain a protective order or other confidential treatment to prevent or limit the required disclosure, the issuing Party shall reasonably assist such other Party, but shall not be required to delay such Release beyond the requirements of the Applicable Law.

10.5	Publications. Notwithstanding Sections 10.1 through 10.4, both Parties recognize that the publication or disclosure of papers, abstracts, or written or oral presentations (“Publications”) regarding activities under this Agreement may be beneficial to Roche, its Affiliates, and its and their Sublicensees. Accordingly, Roche, its Affiliates, and its and their Sublicensees are free, without Lineage’s review or consent, to publish and disclose Publications regarding activities under this Agreement, except with respect to any Publication that includes Lineage’s Confidential Information (but excluding any Confidential Information that is Joint Know-How), for which Lineage shall have the following right to review and approve such proposed disclosure:

10.5.1	For any proposed Publication by Roche, its Affiliates, or its or their Sublicensees that contains Lineage’s Confidential Information, Roche shall submit to Lineage the proposed Publication at least [***] prior to the date of submission for publication or the date of presentation, whichever is earlier. Lineage shall review the Lineage Confidential Information in such submitted materials and respond to Roche as soon as reasonably possible, but in any case within [***] of receipt thereof. As requested by Lineage, Roche shall (a) delete from such proposed Publication any Lineage Confidential Information or (b) delay the date of such submission [***].

10.5.2	Once a Publication of Lineage Confidential Information has been approved by Lineage (or deemed approved by Lineage due to Lineage’s failure to timely review or respond), Roche may make subsequent public disclosure of the contents of such Publication without the further review or approval of Lineage.

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Except as expressly permitted by this Agreement, Lineage and its Affiliates shall not make any Publication or other public disclosures regarding any Licensed Product, RPE Cells, or any other Roche Confidential Information without Roche’s prior written consent, such consent not to be unreasonably withheld, conditioned, or delayed.

10.6	No Right to Use Names. Except as expressly provided herein and to the extent that such use is not inconsistent with prior public disclosures or presentations, no right, express or implied, is granted by the Agreement to use in any manner the name of “Lineage”, “Genentech”, or “Roche”, as applicable, or any other trade name, symbol, logo or Trademark of the other Party in connection with the performance of this Agreement, except to the extent required by Applicable Law. Lineage may not use the name and/or corporate logo of Roche in connection with descriptions of this Agreement in investor presentations or on Lineage’s corporate website without Roche’s prior written consent, such consent not to be unreasonably withheld, conditioned, or delayed. Roche shall provide such consent (or explain why it is withholding consent) within [***] of receipt of a proposed use of its name and/or corporate logo.

Article 11

Representations, Warranties and Covenants

11.1	Mutual Representations and Warranties. Each Party represents and warrants to the other Party that as of the Effective Date:

11.1.1	it is validly organized under the laws of its jurisdiction of incorporation;

11.1.2	it has obtained all necessary consents, approvals and authorizations of all governmental authorities and other persons or entities required to be obtained by it in connection with this Agreement;

11.1.3	the execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on its part;

11.1.4	it has the legal right and power to enter into this Agreement and to fully perform its obligations hereunder;

11.1.5	the performance of its obligations will not conflict with such Party’s charter documents or any agreement, contract or other arrangement to which such Party is a party; and

11.1.6	it follows reasonable commercial practices common in the industry to protect its proprietary and confidential information, including requiring its employees, consultants and agents to be bound in writing by obligations of confidentiality and non-disclosure, and requiring its employees, consultants and agents to assign to it any and all inventions and discoveries discovered by such employees, consultants or agents made within the scope of and during their employment or in the course of providing services for such Party, subject only to the Intellectual Property policies of universities or academic institutions to the contrary to which any academic consultants of Lineage are bound, and only disclosing proprietary and confidential information to Third Parties pursuant to written confidentiality and non-disclosure agreements.

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11.2	Lineage Additional Representations, Warranties, and Covenants. Lineage also represents, warrants, and covenants to Roche that:

11.2.1	as of the Effective Date, [***];

11.2.2	it will not grant during the Term, any right, license or interest in or to the OpRegen Trademarks, Lineage Know-How or Lineage Patents, or any portion thereof, inconsistent with the rights granted to Roche herein;

11.2.3	as of the Effective Date, subject to the terms and conditions of the Existing Third Party In-License Agreements, it [***], or otherwise has the rights therein sufficient to perform its obligations under this Agreement;

11.2.4	during the Term, Lineage will take reasonable steps to safeguard and protect the confidentiality of Know-How within the Manufacturing Process for the Licensed Products;

11.2.5	all Existing Patents are listed on Schedule 1.36, and [***] have been provided to Roche prior to the Effective Date;

11.2.6	as of the Effective Date, [***];

11.2.7	as of the Effective Date, except as set forth on [***];

11.2.8	Lineage shall maintain all agreements with Third Parties that are material to [***];

11.2.9	Lineage has obtained from its Affiliates the [***];

11.2.10	[***];

11.2.11	the human embryonic stem cell line from which the OpRegen Product is derived complies with Applicable Law;

11.2.12	each of Lineage and its Affiliates hereby covenants that it shall not transfer, to Hadasit or its Affiliates, directly or indirectly, any RPE Cells (including an OpRegen Product) or any proprietary technology or information (including differentiation protocols) relating thereto (excepting as under the clinical trial agreement between Hadasit and Lineage);

11.2.13	[***];

11.2.14	[***];

11.2.15	Lineage has obtained (or will timely obtain) all informed consents, permissions and approvals that are necessary for Lineage to conduct the Existing Trial, provide the data (including all clinical trial data) to Roche and permit Roche to use such data for all purposes contemplated herein, including to research, Develop and Commercialize Licensed Products;

11.2.16	[***];

11.2.17	[***];

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11.2.18	neither Lineage nor any of its Affiliates has been debarred or is subject to debarment and neither Lineage nor any of its Affiliates will use in any capacity, in connection with the services to be performed under this Agreement, any individual or entity that has been debarred pursuant to Section 306 of the FFDCA, or who is the subject of a conviction described in such section. Lineage agrees to inform Roche in writing immediately if it or any individual or entity that is performing activities by or on behalf of Lineage hereunder is debarred or is the subject of a conviction described in Section 306, or if any action, suit, claim, investigation or legal or administrative proceeding is pending or, to the knowledge of Lineage and its Affiliates, is threatened, relating to the debarment or conviction of Lineage or any individual or entity that is performing activities by or on behalf of Lineage hereunder;

11.2.19	true, complete and correct copies of all material information with respect to the safety and efficacy of the Licensed Products known to Lineage have been provided to Roche prior to the Effective Date. Neither Lineage nor any of its Affiliates has any knowledge of any scientific or technical facts or circumstances that would adversely affect the scientific, therapeutic, or commercial potential of the Licensed Products. Neither Lineage nor any of its Affiliates is aware of anything that could adversely affect the acceptance or the subsequent approval, by any Regulatory Authority of any filing, application or request for Regulatory Approval; and

11.2.20	with respect to any Licensed Product Manufactured and supplied by or on behalf of Lineage and any quantities of OpRegen Product transferred to Roche pursuant to Sections 4.3.1(b) and 4.3.1(c), (a) all such Licensed Product shall be in conformity with the applicable specifications for such Licensed Product, (b) such Licensed Product shall have been Manufactured in conformance with current Good Manufacturing Practice, all other Applicable Law, this Agreement, the Clinical Supply and Quality Agreement and the Commercial Supply and Quality Agreement, as applicable, and (c) such Licensed Product shall have been Manufactured in facilities that are in compliance with Applicable Law at the time of such Manufacture (including applicable inspection requirements of FDA and other Regulatory Authorities).

11.3	Roche Additional Representations and Warranties. Roche also represents and warrants to Lineage that as of the Effective Date:

11.3.1	Roche has the legal right and power to grant the licenses, rights, and interests granted to Lineage hereunder; and

11.3.2	[***].

11.4	Disclaimers. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, EACH PARTY EXPRESSLY DISCLAIMS ANY AND ALL REPRESENTATIONS OR WARRANTIES OF ANY KIND WITH RESPECT TO THE SUBJECT MATTER OF THIS AGREEMENT, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

Article 12

Indemnification

12.1	Indemnification by Lineage. Subject to Section 12.3, Lineage shall indemnify, defend and hold each of Roche, its Affiliates and their respective directors, officers, and employees, and the successors and assigns of any of the foregoing, harmless from and against any and all liabilities, damages, settlements, penalties, fines, costs or expenses (including reasonable attorneys’ fees and other expenses of litigation) (collectively, “Loss” or “Losses”) as a result of any Third Party claims, suits, actions, demands or judgments (“Third Party Claims”) arising out of [***], except, in each case, for those Losses for which Roche has an obligation to indemnify Lineage pursuant to Section 12.2, as to which Losses each Party shall indemnify the other to the extent of their respective liability for the Losses.

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12.2	Indemnification by Roche. Subject to Section 12.3, Roche shall indemnify, defend and hold each of Lineage, its Affiliates and their respective directors, officers, and employees, and the successors and assigns of any of the foregoing, harmless from and against any and all Losses as a result of any Third Party Claims arising out of [***], except, in each case, for those Losses for which Lineage has an obligation to indemnify Roche pursuant to Section 12.1, as to which Losses each Party shall indemnify the other to the extent of their respective liability for the Losses.

12.3	Procedure. If a Party intends to claim indemnification under this Agreement (the “Indemnitee”), it shall promptly notify the other Party (the “Indemnitor”) in writing of such alleged Loss. The failure to deliver written notice to the Indemnitor within a reasonable time after the commencement of any such action, to the extent prejudicial to its ability to defend such action, shall relieve the Indemnitor of any obligation to the Indemnitee under this Section 12.3 with regard to such action, but the omission to deliver notice to the Indemnitor shall not otherwise relieve the Indemnitor of any liability that it may have to any Indemnitee otherwise under this ARTICLE 12. Only Roche and Lineage may claim indemnity under this Agreement (on its own behalf or on behalf of its Indemnitees), and other Indemnitees may not directly claim indemnity hereunder. The Indemnitor shall have the right to control the defense thereof with counsel of its choice and reasonably acceptable to Indemnitee. Any Indemnitee shall have the right to retain its own counsel at its own expense for any reason, provided, however, that if the Indemnitee shall have reasonably concluded, based upon reasonable advice from outside legal counsel, that there is a conflict of interest between the Indemnitor and the Indemnitee in the defense of such action, the Indemnitor shall pay the fees and expenses of one (1) law firm serving as counsel for the Indemnitee as part of Losses. The Indemnitee, its employees and agents, shall reasonably cooperate with the Indemnitor and its legal representatives in the investigation of any Third Party Claims covered by this Agreement. The obligations of this ARTICLE 12 shall not apply to amounts paid in settlement of any claim, demand, action or other proceeding if such settlement is effected without the consent of the Indemnitor, which consent shall not be unreasonably withheld, conditioned, or delayed. The Indemnitor shall not, without the written consent of the Indemnitee, effect any settlement of any Third Party Claims, unless such settlement is solely for monetary damages and includes an unconditional release of the Indemnitee from all liability on claims that are the subject matter of such proceeding.

12.4	Insurance. During the Term of this Agreement and for three (3) years thereafter, each Party shall maintain commercial general liability insurance (a) combined single limit for bodily injury and property damage liability, in the minimum amount per occurrence of [***], (b) workers’ compensation insurance, according to Applicable Law and (c) employers’ liability insurance, in the minimum amount of [***], all commencing as of the Effective Date; provided, however, Roche has the right, in its sole discretion, to self-insure, in part or in whole, for any such coverage. The insurance policies for such coverage shall be an occurrence form, but if only a claims made form is available to a Party, such Party shall maintain such coverage for at least [***] after the later of (i) termination or expiration of this Agreement or (ii) such Party has no further obligations under this Agreement. Insurance coverage shall be maintained with an insurance company or companies having an A.M. Best’s rating (or its equivalent) of A-VII or better. On written request, Lineage shall provide to Roche certificates of insurance evidencing the insurance coverage required under this Section 12.4. Lineage shall provide to Roche at least [***] notice of any cancellation, nonrenewal or material adverse change in any of the required insurance coverages. Each Party agrees to waive its right of subrogation with respect to workers’ compensation claims. The limits of a Party’s insurance or self-insurance coverage shall not limit the Party’s liability, including under the indemnification provisions of this Agreement.

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12.5	Limitation of Damages. IN NO EVENT SHALL EITHER PARTY OR ITS AFFILIATES BE LIABLE TO THE OTHER PARTY FOR SPECIAL, INDIRECT, INCIDENTAL, PUNITIVE, TREBLE OR CONSEQUENTIAL DAMAGES OR LOST PROFITS, REGARDLESS OF ANY NOTICE OF SUCH DAMAGES, WHETHER BASED ON CONTRACT, TORT OR ANY OTHER LEGAL THEORY, EXCEPT IN RESPECT OF (A) THE INDEMNIFICATION OBLIGATION OF SUCH PARTY IN RESPECT OF THIRD PARTY CLAIMS UNDER THE PROVISIONS OF THIS ARTICLE 12, (B) DAMAGES AVAILABLE FOR BREACH OF ARTICLE 8 OR ARTICLE 9, (C) LIABILITY IN THE CASE OF FRAUD OR WILLFUL MISCONDUCT BY A PARTY.

Article 13

Term; Termination

13.1	Term. The term of this Agreement (the “Term”) shall commence on the Effective Date and, unless sooner terminated as provided in this ARTICLE 13, shall continue in full force and effect, on a country-by-country, Licensed Product-by-Licensed Product basis until expiration of the Royalty Term with respect to a Licensed Product in a country, at which time this Agreement shall expire with respect to such Licensed Product in such country. The Term shall expire on the date this Agreement has expired in its entirety with respect to all Licensed Products in all countries in the Territory.

13.2	Termination by Either Party for Material Breach. Either Party may terminate this Agreement by written notice to the other Party for any material breach of this Agreement by the other Party if, in the case of remediable breach, such material breach is not cured within [***] after the breaching Party receives written notice of such breach from the non-breaching Party; provided, that if such breach is not capable of being cured within such [***] period, the cure period shall be extended for such amount of time that is reasonably necessary to cure such breach, so long as the breaching Party is making diligent efforts to do so; provided, further, that in the case of a material breach by Roche of its obligations under Section 5.8.2 with respect to the OpRegen Trademarks, Lineage shall not have the right to terminate this Agreement in its entirety but may only terminate the license granted in Section 5.1.2. Notwithstanding anything to the contrary herein, if the allegedly breaching Party in good faith either disputes (a) whether a breach is material or has occurred or (b) the alleged failure to cure or remedy such material breach, and provides written notice of that dispute to the other Party within the cure period, then the matter will be addressed under the dispute resolution provisions in ARTICLE 14, and the Party alleging breach may not so terminate this Agreement (in whole or in part) until it has been determined under ARTICLE 14 that the allegedly breaching Party is in material breach of this Agreement, and such breaching Party further fails to cure such breach within [***] (or such longer period as determined by the arbiter of such dispute resolution) after the conclusion of that dispute resolution procedure. It is understood that termination pursuant to this Section 13.2 shall be a remedy of last resort and may be invoked only in the case where the breach cannot be reasonably remedied by the payment of money damages.

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13.3	Termination by Either Party for Insolvency or Bankruptcy. Either Party may terminate this Agreement effective on written notice to the other Party upon the liquidation, dissolution, winding-up, (income statement) insolvency, bankruptcy, or filing of any petition therefor, appointment of a receiver, custodian or trustee, or any other similar proceeding, by or of the other Party where such petition, appointment or similar proceeding is not dismissed or vacated within [***] calendar days. All rights and licenses granted pursuant to this Agreement are, for purposes of Section 365(n) of Title 11 of the US Code or any foreign equivalents thereof (as used in this Section 13.3, “Title 11”), licenses of rights to “intellectual property” as defined in Title 11. Each Party in its capacity as a licensor hereunder agrees that, in the event of the commencement of bankruptcy proceedings by or against such bankrupt Party under Title 11, (a) the other Party, in its capacity as a licensee of rights under this Agreement, shall retain and may fully exercise all of such licensed rights under this Agreement (including as provided in this Section 13.3) and all of its rights and elections under Title 11 and (b) the other Party shall be entitled to a complete duplicate of all embodiments of such intellectual property, and such embodiments, if not already in its possession, shall be promptly delivered to the other Party (i) upon any such commencement of a bankruptcy proceeding, unless the bankrupt Party elects to continue to perform all of its obligations under this Agreement, or (ii) if not delivered under (i), immediately upon the rejection of this Agreement by or on behalf of the bankrupt Party.

13.4	Elective Termination. On a Licensed Product-by-Licensed Product and country-by-country basis, Roche shall have the right to terminate this Agreement in part or in its entirety in its sole discretion, at any time by providing written notice to Lineage; such termination to be effective [***] after such notice.

13.5	Effects of Termination by Lineage under Sections 13.2 or 13.3 or by Roche under Section 13.4. Upon termination of this Agreement by Lineage under Section 13.2 or Section 13.3 or by Roche under Section 13.4, the following shall apply (in addition to any other rights and obligations under this Agreement with respect to such termination).

13.5.1	[***].

13.5.2	[***].

13.5.3	[***].

13.6	Effects of Termination by Roche under Section 13.2 or Section 13.3. Upon termination of this Agreement by Roche under Section 13.2 or Section 13.3 the following shall apply:

13.6.1	[***];

13.6.2	[***];

13.6.3	[***];

13.6.4	[***]; and

13.6.5	[***].

13.7	Accrued Rights and Obligations. Expiration or termination of this Agreement for any reason shall not release either Party from any liability which, as of the effective date of such expiration or termination, had already accrued to the other Party or which is attributable to a period prior to such termination, nor preclude either Party from pursuing any rights and remedies it may have hereunder or at law or in equity which accrued or are based upon any event occurring prior to the effective date of such expiration or termination.

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13.8	Survival. In addition to any provisions specified in this Agreement as surviving under the applicable circumstances, Articles 1, 7, 9, 11, 12, 14, 15, Sections 3.4, 5.5, 5.8, 6.2 through 6.7 (in the event of termination under Section 13.6), 6.8.4, 8.1, 8.2, 8.3.2 (solely with respect to Joint Patents) 8.4, 8.7 (solely with respect to Joint Patents), 8.8 (solely with respect to Joint Patents), 8.10, 13.5, 13.6, 13.7 and this Section 13.8 shall survive any termination or expiration of this Agreement (for the applicable period if so specified therein).

Article 14

Dispute Resolution

14.1	Disputes. Lineage and Roche recognize that a dispute, controversy or claim of any nature whatsoever arising out of or relating to this Agreement, or the breach, termination or invalidity thereof (each, a “Dispute”), may from time to time arise during the Term. Unless otherwise specifically recited in this Agreement, such Disputes between Lineage and Roche will be resolved as recited in this ARTICLE 14. A Dispute shall first be referred to the Alliance Managers for both Parties for attempted resolution. If the Alliance Managers are unable to resolve the Dispute within [***] days following the date of such referral (as evidenced in a writing identifying the subject matter of the Dispute and referencing this Section 14.1), either Lineage or Roche may, by written notice to the other, have such Dispute referred to a Vice President of Roche and a Vice President of Lineage (or their designees who have been duly authorized to resolve such Dispute) for attempted resolution through good faith discussions. In the event the designated officers, or their respective designees, are not able to resolve such dispute within [***] days of such other Party’s receipt of such written notice, either Party may initiate the dispute resolution procedures set forth in Section 14.2.

14.2	Arbitration.

14.2.1	Rules. Except as otherwise expressly provided in this Agreement (including under Section 14.3), the Parties agree that any Dispute not resolved internally by the Parties pursuant to Section 14.1 shall be resolved through binding arbitration conducted by JAMS in accordance with the then prevailing Commercial Arbitration Rules & Procedures of JAMS (for purposes of this ARTICLE 14, the “Rules”), except as modified in this Agreement, applying the substantive law specified in Section 14.3 and Section 15.1.

14.2.2	Arbitrators; Location. Each Party shall select one (1) arbitrator, and the two (2) arbitrators so selected shall choose a third arbitrator within [***] days of their election. All three (3) arbitrators shall serve as neutrals and have at least [***] of (a) dispute resolution experience (including judicial experience) or (b) legal or business experience in the biotech or pharmaceutical industry. In any event, at least one (1) arbitrator shall satisfy the foregoing experience requirement under clause (b). If a Party fails to nominate its arbitrator, or if the Parties’ arbitrators cannot agree on the third, the necessary appointments shall be made in accordance with the Rules. Once appointed by a Party, such Party shall have no ex parte communication with its appointed arbitrator. The arbitration proceedings shall be conducted in San Francisco, California.

14.2.3	Procedures; Awards. Unless agreed otherwise by the Parties, the Parties shall have [***] days from the appointment of the last to be appointed of the three (3) arbitrators to submit their positions to the arbitrators, and the Parties shall have a hearing before the arbitrators within [***] of such submission. The arbitrators shall be instructed and required to render a written, binding, non-appealable resolution and award on each issue that clearly states the basis upon which such resolution and award is made. The written resolution and award shall be delivered to the Parties as expeditiously as possible, but in no event more than [***] after conclusion of the hearing, unless otherwise agreed by the Parties. Judgment upon such award may be entered in any competent court or application may be made to any competent court for judicial acceptance of such an award and order for enforcement. Each Party agrees that, notwithstanding any provision of Applicable Law or of this Agreement, it will not request, and the arbitrators shall have no authority to award, damages against any Party that are prohibited under Section 12.1.

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14.2.4	Costs. The prevailing Party, as determined by the arbitrators, shall be entitled to (a) its share of fees and expenses of the arbitrators and (b) its attorneys’ fees and associated costs and expenses. In determining which Party “prevailed,” the arbitrators shall consider (i) the significance, including the financial impact, of the claims prevailed upon and (ii) the scope of claims prevailed upon, in comparison to the total scope of the claims at issue. If the arbitrators determine that, given the scope of the arbitration, neither Party “prevailed,” the arbitrators shall order that the Parties (A) share equally the fees and expenses of the arbitrators and (B) bear their own attorneys’ fees and associated costs and expenses.

14.2.5	Interim Equitable Relief. Notwithstanding anything to the contrary in this Section 14.2, in the event that a Party reasonably requires relief on a more expedited basis than would be possible pursuant to the procedure set forth in this ARTICLE 14, such Party may seek a temporary injunction or other interim equitable relief in a court of competent jurisdiction pending the ability of the arbitrators to review the decision under this Section 14.2. Such court shall have no jurisdiction or ability to resolve Disputes beyond the specific issue of temporary injunction or other interim equitable relief.

14.2.6	Protective Orders; Arbitrability. The Parties shall maintain the confidentiality of the arbitration proceedings under this Section 14.2.6, including the hearing, except as may be required by law or judicial decision, and all such arbitration proceedings and decisions of the expert(s) or arbitrators shall be deemed Confidential Information of both Parties under ARTICLE 9. At the request of either Party, the arbitrators shall enter an appropriate protective order to maintain the confidentiality of information produced or exchanged in the course of the arbitration proceedings. The arbitrators shall have the power to decide all questions of arbitrability.

14.3	Subject Matter Exclusions. Notwithstanding the provisions of Section 14.2, any Dispute not resolved internally by the Parties pursuant to Section 14.1 that involves the validity or infringement of a Patent (a) that is issued in the US shall be subject to actions before the US Patent and Trademark Office or submitted exclusively to the federal court located in the jurisdiction of the district where any of the defendants resides; and (b) that is issued in any other country shall be brought before an appropriate regulatory or administrative body or court in that country, and the Parties hereby consent to the jurisdiction and venue of such courts and bodies.

14.4	Continued Performance. Provided that this Agreement has not terminated or expired, the Parties agree to continue performing under this Agreement in accordance with its provisions, pending the final resolution of any Dispute.

Article 15

Miscellaneous

15.1	Choice of Law. This Agreement (including the arbitration provisions of Section 14.2) shall be governed by and interpreted in accordance with the laws of the State of California, without reference to the principles of conflicts of laws. The United Nations Convention on Contracts for the International Sale of Goods shall not apply to the transactions contemplated by this Agreement.

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CONFIDENTIAL EXECUTION VERSION

15.2	Notices. Except as otherwise expressly provided in the Agreement, any notice required under this Agreement shall be in writing and shall specifically refer to this Agreement. Notices shall be sent via one (1) of the following means and shall be effective (a) on the date of delivery, if delivered in person; (b) two (2) days after the date mailed if mailed by first class certified mail return receipt requested, postage prepaid to a destination within the same jurisdiction; (c) seven (7) days after the date mailed if mailed by registered or certified mail return receipt requested, postage prepaid to a destination outside the jurisdiction of the Party sending the notice; or (d) on the date of receipt, if sent by private express courier. Notices shall be sent to the other Party at the addresses set forth below. Either Party may change its addresses for purposes of this Section 15.2 by sending written notice to the other Party.

If to Roche:	Genentech, Inc.
Attn: Corporate Secretary
1 DNA Way
South San Francisco, CA 94080

and to

F. Hoffmann-La Roche Ltd
Attention: Legal Department
Grenzacherstrasse 124
CH-4070 Basel
Switzerland

with required copies (which shall not constitute notice) to:

Genentech, Inc.
Attn: Head of Global Asset & Alliance Management
1 DNA Way
South San Francisco, CA 94080

Email address: to be provided by Alliance Manager

If to Lineage:	Lineage Cell Therapeutics
Attn: Chief Executive Officer
2173 Salk Avenue, Suite 200
Carlsbad, CA 92008

with required copies (which shall not constitute notice) to:

Lineage Cell Therapeutics
Attn: General Counsel
2173 Salk Avenue, Suite 200
Carlsbad, CA 92008

Cooley LLP
Attn: Steve Przesmicki
4401 Eastgate Mall
San Diego, CA 92121

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CONFIDENTIAL EXECUTION VERSION

15.3	Assignment. Neither Party may assign or otherwise transfer, in whole or in part, this Agreement without the prior written consent of the non-assigning Party, such approval not to be unreasonably withheld or delayed. Notwithstanding the foregoing, (a) Lineage may assign or otherwise transfer its rights to receive payments (and associated reports) pursuant to Section 6.7 without the prior written consent of Roche; and (b) either Party may assign this Agreement, without the prior written consent of the other Party, to (i) an Affiliate or (ii) subject to Section 5.7.2, to any purchaser of all or substantially all of the assets of such Party, or of all of its capital stock, or to any successor corporation or entity resulting from any merger or consolidation of such Party with or into such corporation or entity, provided that the party to which this Agreement is assigned expressly agrees in writing to assume and be bound by all obligations of the assigning Party under this Agreement. A copy of such written agreement by such assignee shall be provided to the non-assigning Party within [***] of execution of such assignment. Subject to the foregoing, this Agreement will benefit and bind the Parties’ successors and assigns. Any attempted assignment not in accordance with this Section 15.3 shall be null and void.

15.4	Change in Control. Notwithstanding any other provision of this Agreement, in the event of the Change in Control, no intellectual property, products, biological substances (and any constituents, progeny, mutants, derivatives, or replications thereof or therefrom), or other tangible materials that are Controlled by an Acquirer (or its Affiliates in existence prior to such transaction) or developed or acquired by such Acquirer after such Change in Control, shall be considered as “Controlled” by Lineage, (a) so long as such intellectual property, compounds, products and other subject matter were developed independently of this Agreement and without use of intellectual property rights or Confidential Information of the other Party, subject to any segregation and firewall requirements in connection with a Competing Product as set forth in Section 5.7.2, and (b) unless, after the consummation of such Change in Control, Lineage or any of its Affiliates uses any such intellectual property, compounds, products and other subject matter in the performance of its obligations or exercise of its rights under this Agreement, in which case, such intellectual property, compounds, products and other subject matter will be considered “Controlled” by Lineage.

15.5	Independent Contractors. The Parties hereto are independent contractors and nothing contained in this Agreement shall be deemed or construed to create a partnership, joint venture, employment, franchise, agency or fiduciary relationship between the Parties.

15.6	Actions of Affiliates. Roche may exercise its rights or perform its obligations under this Agreement personally or through one (1) or more Affiliates, provided that Roche shall nonetheless be primarily liable for the performance of its Affiliates and for any failure by its Affiliates to comply with the restrictions, limitations and obligations set forth in this Agreement.

15.7	Force Majeure. Neither Party shall be deemed to have breached this Agreement for failure to perform its obligations under this Agreement to the extent such failure results from causes beyond the reasonable control of the affected Party, such causes including acts of God, earthquakes, fires, floods, embargoes, wars, acts of terrorism, insurrections, riots, civil commotions, epidemics, pandemics (specifically including the Coronavirus Disease 2019 (COVID-19) outbreak that commenced in 2019), omissions or delays in action by any governmental authority, acts of a government or agency thereof and judicial orders or decrees (each, a “Force Majeure Event”), and any deadline or time period affected by such a Force Majeure Event or a Party’s failure to perform resulting therefrom shall be extended automatically by the number of days equal to the number of days that such Force Majeure Event or failure persisted. If such a Force Majeure Event occurs, the Party unable to perform shall promptly notify the other Party of the occurrence of such event, and the Parties shall meet (in person or telephonically) promptly thereafter to discuss the circumstances relating thereto. The Party unable to perform shall (a) provide reasonable status updates to the other Party from time to time; (b) use Commercially Reasonable Efforts to mitigate any adverse consequences arising out of its failure to perform; and (c) resume performance as promptly as possible. Further, in the event the end of any time period set forth herein falls (or any deadline herein otherwise expires) during the period beginning on December 25 of any Calendar Year in the Term and ending on January 1 of the following year, such time period (or deadline) shall be extended by six (6) Business Days, unless otherwise agreed in writing by the Parties.

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15.8	Integration. Except to the extent expressly provided herein, this Agreement, including the Schedules and Exhibits hereto, constitutes the entire agreement between the Parties relating to the subject matter of this Agreement and supersedes all previous oral and written communications between the Parties with respect to the subject matter of this Agreement, including the NDA as set forth in Section 9.6. In the event of any conflict or inconsistency between the body of this Agreement and a Schedule or Exhibit, the terms and conditions of the body of this Agreement shall prevail.

15.9	Amendment; Waiver. Except as otherwise expressly provided herein, no alteration of or modification to this Agreement shall be effective unless made in writing and executed by an authorized representative of both Parties. No course of dealing or failing of either Party to strictly enforce any term, right or condition of this Agreement in any instance shall be construed as a general waiver or relinquishment of such term, right or condition. The observance of any provision of this Agreement may be waived (either generally or any given instance and either retroactively or prospectively) only with the written consent of the Party granting such waiver.

15.10	Further Assurances. Each Party shall and shall use all reasonable endeavors to procure that any necessary Third Party shall promptly execute and deliver such further documents and do such further acts as may be required for the purpose of giving full effect to this Agreement.

15.11	Severability. The Parties do not intend to violate any public policy or statutory or common law. However, if any sentence, paragraph, clause or combination or part thereof of this Agreement is in violation of any law or is found to be otherwise unenforceable, such sentence, paragraph, clause or combination or part of the same shall be deleted and the remainder of this Agreement shall remain binding, provided that such deletion does not alter the basic purpose and structure of this Agreement.

15.12	No Third Party Rights. The Parties do not intend that any term of this Agreement should be enforceable by any person who is not a Party.

15.13	Construction. The Parties mutually acknowledge that they and their attorneys have participated in the negotiation and preparation of this Agreement. Ambiguities, if any, in this Agreement shall not be construed against any Party, irrespective of which Party may be deemed to have drafted this Agreement or authorized the ambiguous provision.

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15.14	Interpretation. The captions and headings to this Agreement are for convenience only, and are to be of no force or effect in construing or interpreting any of the provisions of this Agreement. Unless context otherwise clearly requires, whenever used in this Agreement: (a) the words “include” or “including” shall be construed as incorporating “but not limited to” or “without limitation”; (b) the words “hereof,” “herein,” “hereby” and derivative or similar words refer to this Agreement, including the Schedules and Exhibits; (c) all references herein to Sections, Schedules or Exhibits shall be construed to refer to Sections, Schedules or Exhibits of this Agreement; (d) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein); (e) the word “notice” means notice in writing (whether or not specifically stated) and shall include notices, consents, approvals and other written communications contemplated under this Agreement; (f) provisions that require that a Party, the Parties or any committee hereunder “agree”, “consent” or “approve” or the like shall require that such agreement, consent or approval be specific and in writing, whether by written agreement, letter, approved minutes or otherwise (but excluding instant messaging); (g) references to any specific law, rule or regulation, section or other division thereof, shall be deemed to include the then-current amendments thereto or any replacement or successor law, rule or regulation thereof; (h) all references to the word “will”, where the context requires, are interchangeable with the word “shall” and shall be understood to be imperative or mandatory in nature; (i) all references to “Sublicensees” shall include all Sublicensees of Sublicensees through multiple tiers of sublicensing; (j) the singular shall include the plural and vice versa; (k) the word “or” has the inclusive meaning represented by the phrase “and/or”; and (l) all references to days, months, quarters or years are references to calendar days, calendar months, Calendar Quarters, or Calendar Years.

15.15	Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. For purposes hereof, a .pdf copy of this Agreement, including the signature pages hereto, will be deemed to be an original. Notwithstanding the foregoing, the Parties shall deliver original execution copies of this Agreement to one another as soon as practicable following execution thereof.

[Signature page follows – the rest of this page intentionally left blank.]

53

IN WITNESS WHEREOF, Lineage and Roche have executed this Agreement by their respective officers hereunto duly authorized.

LINEAGE CELL THERAPEUTICS		CELL CURE NEUROSCIENCES LTD.

By:	/s/ Brian Culley	By:	/s/ Rami Skaliter

Name:	Brian Culley	Name:	Rami Skaliter

Title:	CEO	Title:	CEO

GENENTECH, INC.

By:	/s/ Edward Harrington	By:	/s/ Andrew Le

Name:	Edward Harrington	Name:	Andrew Le

Title:	CFO, Genentech	By:	/s/ Jon Aumais

		Name:	Jon Aumais

F. HOFFMANN-LA ROCHE LTD

By:	/s/ Barbara Schroeder de Castro Lopes	By:	/s/ Vikas Kabra

Name:	Barbara Schroeder de Castro Lopes	Name:	Vikas Kabra

Title:	Authorized Signatory	Title:	Head Transaction Excellence

54

SCHEDULE 1.36 – Existing Patents

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]

1.36 – 1
[Schedule 1.36 – Existing Patents]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]

1.36 – 2
[Schedule 1.36 – Existing Patents]

[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
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1.36 – 3
[Schedule 1.36 – Existing Patents]

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1.36 – 4
[Schedule 1.36 – Existing Patents]

SCHEDULE 1.39 – Existing Third Party In-License Agreements

●	The Hadasit Agreement and the Hadasit Side Letter.

1.39 – 1
[Schedule 1.39 – Existing Third Party In-License Agreements]

SCHEDULE 1.58 – hESC Patents

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1.58 – 1
[Schedule 1.58 – hESC Patents]

SCHEDULE 1.98 – OpRegen Trademarks

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			[***]	[***]

1.98 – 1
[Schedule 1.98 – OpRegen Trademarks]

SCHEDULE 3.2.5 – OpRegen v 1.3

[***].

3.2.5– 1
[Schedule 3.2.5 – OpRegen v 1.3]

SCHEDULE 11.2.7 – Pending or Threatened Actions, Lawsuits, Claims, or Arbitration Proceedings

[***].

11.2.7 – 1
[Schedule 11.2.7 – Pending or Threatened Actions, Lawsuits, Claims, or Arbitration Proceedings]

SCHEDULE 11.2.10 – [***]

[***].

11.2.10 – 1
[Schedule 11.2.10 – [***]]

Exhibit A – Authorized Subcontractors

[***].

A-1
[Exhibit A – Authorized Subcontractors]

Exhibit B – Lineage Work Plan

[***].

B-1
[Exhibit B – Lineage Work Plan]

Exhibit C – Know-How and Materials (Process Manufacture Transfer and Analytical Transfer)

[***].

C-1
[Exhibit C - Know-How and Materials (Process Manufacture Transfer and Analytical Transfer)]

Exhibit D – Know-How and Materials (Non-Clinical, Clinical, and Regulatory Immediate Development Transfer)

[***].

D-1
[Exhibit D - Know-How and Materials (Non-Clinical, Clinical, and Regulatory Immediate Development Transfer)]

Exhibit E – Know-How and Materials (CMC Immediate Development Transfer)

[***].

E-1
[Exhibit E - Know-How and Materials (CMC Immediate Development Transfer)]

Exhibit F - Press Release Concerning the Execution of this Agreement

LINEAGE ESTABLISHES EXCLUSIVE WORLDWIDE COLLABORATION WITH GENENTECH FOR THE DEVELOPMENT AND COMMERCIALIZATION OF OPREGEN® RPE CELL THERAPY FOR THE TREATMENT OF OCULAR DISORDERS

●	Genentech Will Pay Lineage $50 Million Upfront

●	Eligible to Receive a Total of $670 Million in Upfront and Milestone Payments

●	Conference Call to Discuss Collaboration Planned for 8 a.m. ET

CARLSBAD, CA– December 20, 2021 - Lineage Cell Therapeutics, Inc. (NYSE American and TASE: LCTX), today announced that Lineage and its subsidiary, Cell Cure Neurosciences Ltd., have entered into an exclusive worldwide collaboration and license agreement with Roche and Genentech, a member of the Roche Group (SIX: RO, ROG; OTCQX: RHHBY), for the development and commercialization of a retinal pigment epithelium (RPE) cell therapy for the treatment of ocular disorders, including advanced dry age-related macular degeneration (dry AMD) with geographic atrophy (GA).

Genentech will assume responsibility for further clinical development and commercialization of Lineage’s OpRegen program, which currently is being evaluated in a Phase 1/2a open-label, dose escalation clinical safety and efficacy study in patients with advanced dry AMD with GA. Under the terms of the collaboration agreement, Lineage will complete activities related to the ongoing clinical study, for which enrollment is complete, and perform certain manufacturing activities. Genentech will pay Lineage a $50 million upfront payment and Lineage is eligible to receive up to $620 million in additional development, approval and sales milestone payments and tiered double- digit royalties.

“Genentech is a clear global leader in ophthalmology and has demonstrated a longstanding commitment to patients, innovative research and successful product development,” said Brian M. Culley, Lineage’s CEO. “Their desire to combine our cell therapy technology with their ophthalmology expertise and capabilities will help advance the OpRegen program more rapidly and we believe successfully to patients with serious ocular disorders, such as dry age-related macular degeneration. Lineage’s objective is to pioneer a new branch of regenerative medicine, based on transplanting whole cells into the body to restore activity lost to aging, injury or disease. We believe the results we have demonstrated to date with OpRegen represent a paradigm change many did not believe possible with cell therapy, by restoring retinal tissue and potentially halting or reversing the expansion of geographic atrophy. I am incredibly proud of what the Lineage team has accomplished with the OpRegen program and look forward to joining forces with the Genentech team as they work to take this program to the next level and potentially to patients in need of treatment.”

Mr. Culley continued, “Looking ahead, Lineage will remain focused on advancing our spinal cord injury and oncology programs as well as announcing new disease settings where we plan to deploy our technology, either on our own or through strategic alliances. All of us at Lineage are immensely proud to have the opportunity and responsibility to advance a new and exciting branch of medicine, and our aim is to make a profound impact on the patients who serve as our inspiration.”

F-1
[Exhibit F - Press Release Concerning the Execution of this Agreement]

“Genentech has a longstanding commitment to discovering and developing novel drugs for the treatment of serious eye disorders such as with advanced dry AMD with GA, which is one of our focus areas within ophthalmology,” said James Sabry, M.D., Ph.D., global head of Pharma Partnering, Roche. “We are excited to partner with Lineage Cell Therapeutics to advance potential new therapies in an area of high unmet medical need.”

Conference Call Information

Lineage will host a live conference call and webcast today beginning at 8 a.m. ET to discuss the collaboration with the Roche Group and Genentech. Interested parties may access the conference call by dialing (866) 888-8633 from the U.S. and Canada and (636) 812-6629 from elsewhere outside the U.S. and Canada and should request the “Lineage Cell Therapeutics Call”. A live webcast of the conference call will be available online in the Investors section of Lineage’s website. A replay of the webcast will be available on Lineage’s website for 30 days and a telephone replay will be available through December 27, 2021, by dialing (855) 859-2056 from the U.S. and Canada and (404) 537-3406 from elsewhere outside the U.S. and Canada and entering conference ID number 5174206.

About OpRegen

OpRegen has been developed in part through contributions and financial grants made by Hadasit Medical Research Services and Development Ltd. (“Hadasit”) and the Israeli Innovation Authority (the “IIA”). Lineage is obligated to pay a portion of upfront, milestone and royalty payments it receives to Hadasit and the IIA. OpRegen is currently being evaluated in a Phase 1/2a open-label, dose escalation safety and efficacy study of a single injection of human retinal pigment epithelium cells derived from an established pluripotent cell line and transplanted subretinally in patients with advanced dry AMD with GA. The study enrolled 24 patients into 4 cohorts. The first 3 cohorts enrolled only legally blind patients with a best corrected visual acuity (BCVA) of 20/200 or worse. The fourth cohort enrolled 12 better vision patients (BCVA from 20/65 to 20/250 with smaller mean areas of GA). Cohort 4 also included patients treated with a new “thaw-and-inject” formulation of OpRegen, which can be shipped directly to sites and used immediately upon thawing, removing the complications and logistics of having to use a dose preparation facility. The primary objective of the study was to evaluate the safety and tolerability of OpRegen as assessed by the incidence and frequency of treatment emergent adverse events. Secondary objectives are to evaluate the preliminary efficacy of OpRegen treatment by assessing the changes in ophthalmological parameters measured by various methods of primary clinical relevance. OpRegen has been well tolerated to date and there have been no new, unexpected ocular or systemic adverse events or serious adverse events related to OpRegen or study procedures that have not been previously reported.

About Lineage Cell Therapeutics, Inc.

Lineage Cell Therapeutics is a clinical-stage biotechnology company developing novel cell therapies for unmet medical needs. Lineage’s programs are based on its robust proprietary cell-based therapy platform and associated in-house development and manufacturing capabilities. With this platform Lineage develops and manufactures specialized, terminally differentiated human cells from its pluripotent and progenitor cell starting materials. These differentiated cells are developed to either replace or support cells that are dysfunctional or absent due to degenerative disease or traumatic injury or administered as a means of helping the body mount an effective immune response to cancer. Lineage’s clinical programs are in markets with billion dollar opportunities and include three allogeneic (“off-the-shelf”) product candidates: (i) OpRegen®, a retinal pigment epithelium transplant therapy in Phase 1/2a development for the treatment of dry age-related macular degeneration, a leading cause of blindness in the developed world; (ii) OPC1, an oligodendrocyte progenitor cell therapy in Phase 1/2a development for the treatment of acute spinal cord injuries; and (iii) VAC2, an allogeneic dendritic cell therapy produced from Lineage’s VAC technology platform for immuno-oncology and infectious disease, currently in Phase 1 clinical development for the treatment of non-small cell lung cancer. For more information, please visit www.lineagecell.com or follow the Company on Twitter @LineageCell.

F-2
[Exhibit F - Press Release Concerning the Execution of this Agreement]

Forward-Looking Statements

Lineage cautions you that all statements, other than statements of historical facts, contained in this press release, are forward-looking statements. Forward-looking statements, in some cases, can be identified by terms such as “believe,” “aim,” “may,” “will,” “estimate,” “continue,” “anticipate,” “design,” “intend,” “expect,” “could,” “can,” “plan,” “potential,” “predict,” “seek,” “should,” “would,” “contemplate,” “project,” “target,” “tend to,” or the negative version of these words and similar expressions. Such statements include, but are not limited to, statements relating to the collaboration and license agreement with Roche and Genentech and activities expected to occur under the collaboration and license agreement, the upfront, milestone and royalty consideration payable to Lineage, the potential benefits of treatment with OpRegen, and Lineage’s plans to advance its spinal cord injury and oncology programs and announce new disease settings where it plans to deploy its technology. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Lineage’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by the forward-looking statements in this press release, including the risk that competing alternative therapies may adversely impact the commercial potential of OpRegen, which could materially adversely affect the milestone and royalty payments payable to Lineage under the collaboration and license agreement, the risk that Roche and Genentech may not be successful in completing further clinical trials for OpRegen and/or obtaining regulatory approval for OpRegen in any particular jurisdiction, and risks and uncertainties inherent in Lineage’s business and other risks in Lineage’s filings with the Securities and Exchange Commission (SEC). Lineage’s forward-looking statements are based upon its current expectations and involve assumptions that may never materialize or may prove to be incorrect. All forward-looking statements are expressly qualified in their entirety by these cautionary statements. Further information regarding these and other risks is included under the heading “Risk Factors” in Lineage’s periodic reports with the SEC, including Lineage’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed with the SEC and its other reports, which are available from the SEC’s website. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they were made. Lineage undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

Lineage Cell Therapeutics, Inc. IR

Ioana C. Hone

(ir@lineagecell.com)

(442) 287-8963

Solebury Trout IR

Mike Biega

(Mbiega@soleburytrout.com)

(617) 221-9660

Russo Partners – Media Relations

Nic Johnson or David Schull

Nic.johnson@russopartnersllc.com

David.schull@russopartnersllc.com

(212) 845-4242

###

F-3
[Exhibit F - Press Release Concerning the Execution of this Agreement]